UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23686

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

(Exact name of registrant as specified in charter)

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Address of principal executive offices)(Zip code)

Liana Loyola

Secretary

American International Plaza Building - Tenth Floor

250 Muñoz Rivera Avenue

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Carla G. Teodoro Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Owen Meacham UBS Business Solutions US LLC One North Wacker Drive Chicago, IL 60606

Registrant’s telephone number, including area code: (787) 250-3600

Date of fiscal year end:  March 31

Date of reporting period:  April 1, 2022 to September 30, 2022

Item 1. Report to Stockholders.

(a)      The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

Multi-Select Securities Fund For Puerto Rico Residents, Inc.

2022 SEMI-ANNUAL REPORT

Dear Unitholder:

The Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”) is pleased to present the Letter to Unitholders for the period from April 1, 2022 to September 30, 2022.

During the period, the Federal Reserve Board (“Fed”) accelerated the pace of its interest rate increases. After raising rates 0.25% at is March 2022 meeting, the first increase since the start of the Covid-19 pandemic in 2020, the Fed raised short-term rates 0.50% in May and 0.75% in June, July and September. The Fed remains strongly committed to returning inflation to its 2% objective. At September 30, 2022, the Fed Funds rate was 3.00-3.25%. The Fed Funds market expects increases in each of the next two Fed meetings and a Fed Funds rate above 4% by the end of calendar 2022.

Russia’s invasion of Ukraine has caused additional disruptions to the world economy. The war caused additional upward pressure on energy prices and supply chain disruptions. The toll on civilians has been enormous. There is no peaceful end in sight. Risks remain elevated and volatility is high.

In the U.S. the effect of these events was an increase in interest rates across the yield curve and an inversion of the yield curve. The yield of the two-year note closed at 4.28% on September 30, 2022 versus a yield of 3.83% for the ten-year note. Thus, the yield curve is inverted 45 basis points. The dollar appreciated against all major currencies, the Euro and the British pound are trading at levels last seen more than 20 years ago. In Europe, both the ECB and the Bank of England accelerated the pace of their increases in short-term rates to combat inflation. Additional rate hikes are expected for the remainder of the year. Yields of the U.K. Gilt and the German Bund increased during the period.

Major stock indexes also reacted negatively to the events. The Standard and Poor’s 500 decreased 20.21% during the period. The technology heavy NASDAQ 100 performed even worse, decreasing 25.31% during the period. Several major technology giants like Amazon and Metaverse reported disappointing earnings and reduced forward guidance. International developed markets were also affected; the MSCI EAFE Index decreased 22.22%. Refer to the MD&A attached for specific comments on the Fund’s portfolios.

Hurricane Fiona hit Puerto Rico as a Category 1 hurricane on September 18, 2022. Several rivers rose to historic levels causing widespread flooding. Although power has been restored to the majority of customers, the Island is experiencing disruptions to its electric service. It is too early to determine the full extent of the impact of Hurricane Fiona on the economy.

The combination of persistent high inflation, an inverted yield curve, increased risks of a possible recession in the U.S., and the continued elevated geopolitical risks present a challenging environment for the management of the Fund. Notwithstanding, the Investment Adviser and the portfolio sub-advisers remain committed to looking for investment opportunities within the allowed parameters while providing professional management services to the Fund for the benefit of its shareholders.

Sincerely,

Leslie Highley, Jr.
Managing Director for the
UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of
Puerto Rico, as Investment Adviser

Multi-Select Securities Puerto Rico Fund for

Puerto Rico Residents Management Discussion and Analysis1

I. Recent Developments

As a result of the Economic Growth, Regulatory Relief, and Consumer Protection Act, the Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”) registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”) on May 19, 2021. The Fund must also register offerings of securities after such date under the Securities Act of 1933, as amended. The Securities and Exchange Commission has to date not approved the registration of offerings of securities of the Fund under the Securities Act of 1933, as amended, and as a result the Fund has suspended offerings of its securities. Shares continue to be redeemed at NAV.

Certain operational changes will result from registration under the Investment Company Act, including, without limitation, a prohibition on the Fund’s engagement in principal transactions with its affiliates. The Fund is no longer permitted to use sub-advisers through participation in the ACCESS program. Therefore, the Fund has retained signed separate sub-advisory agreements with each portfolio manager directly in reliance on an exemptive order of the Securities and Exchange Commission previously granted to its affiliates. A custody account was opened for each portfolio manager at JP Morgan. It is also anticipated that certain other service providers might change, and that the Fund’s portfolios might offer exclusively a different class or classes of shares than have been offered in the past. The Fund also changed its name. Investors are referred to the preliminary registration statement that is on file with the Securities and Exchange Commission for a full description of the Fund’s future operations. The registration statement has not yet been declared effective and matters described therein and above are subject to change.

II. Market Commentary for the Period April 1, 2022 to September 30, 2022

This Management Discussion and Analysis focuses primarily on market performance and the performance of the portfolios offered by the Fund for the period from April 1, 2022 to September 30, 2022. Under normal conditions, each portfolio intends to invest at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or other equity securities of U.S. or foreign companies (“the Equity Portion”) and approximately 20% of its net assets, plus any borrowings for investment purposes, in equity or taxable fixed income securities, including cash equivalents (such as bank deposits or other short term high quality alternatives), issued by Puerto Rico entities.

Equity Markets

U.S. equities, represented by the Standard and Poor’s 500 Index® (“S&P 500 Index®”) returned -20.21% for the six-month period ended September 30, 2022. (The indices described herein are defined in the Glossary at the end of this Management Discussion and Analysis). International developed market equities, as represented by the MSCI EAFE Index®, returned --22.22% for the six-month period ended September 30, 2022, underperforming the U.S. equity markets.

1 Unaudited

MD&A _ 1

Advanced economy economic activity depends on maintaining a delicate economic balance. With extremely negative real wage growth across the major economies as a result of inflation, consumers can only maintain consumer spending levels by reducing savings rates or increasing borrowing rates. Central banks need to reduce inflation to stabilize real incomes. Since central banks do not have the power to directly lower commodity prices, central banks reduce inflation by raising interest rates, which increases the cost of borrowing, thereby lowering demand and squeezing corporate profit margins, which in turn reduces spending by corporations, wage increases and hiring, without lowering demand so much as to create job insecurity, a rise in precautionary savings and a recession. As consumption is dependent on savings and credit, there is likely to be increased inequality as lower income groups have fewer resources available to support spending, while higher income groups can sustain consumption (and the economy) for a longer period. If consumer spending patterns change, the shift is likely to be more abrupt than is normally the case – because any shift is more likely to be driven by sentiment and concerns about the future, rather than a gradual change in labor market conditions.

The Fed is raising rates aggressively and fiscal policy is also providing less support to the economy, posing risks to growth. Inflation appears to have peaked but remains far above the Fed’s 2% target.

Following a hawkish employment report and softer-than-expected Consumer Price Index (CPI) and Producer Price Index (PPI), markets have rebounded. A fall in inflation expectations from the latest NY Fed survey, lower Purchasing Managers Index prices paid and moderation in China PPI have helped to reinforce the disinflationary narrative. The trough of the equity market in June coincided with the peak in commodity prices, which was the main contributor to softer CPI in July.

Earnings momentum, which has been positive year-to-date, has now turned negative, and earnings downgrades continue to outpace upgrades. With these indicators in negative territory, equity volatility is expected to rise again. After the summer rally, valuations look expensive again. Following the market rally, absolute price-to-earnings (P/E) valuations look less attractive.

Each market is reviewed in more detail below:

Index	Investment Style	2Q22	3Q22

Domestic Equites

Dow Jones Industrial Average - Total Return	Blue Chips	-10.78	-6.17

S&P 500 - Total Return	Large Cap Core	-16.10	-4.88

Rusell 1000 Growth - Total Return	Large Cap Growth	-20.92	-3.60

Rusell 1000 Value - Total Return	Large Cap Value	-12.21	-5.62

Rusell Midcap - Total Return	Mid Cap Core	-16.85	-3.44

Rusell 2000 - Total Return	Small Cap Core	-17.20	-2.19

International Equites

MSCI EAFE - Gross Return	Developed Markets	-14.29	-9.29

MSCI EMF - (Emerging Markets) - Gross Return	Emerging Markets	-11.34	-11.42

*	Indices are not managed and do not reflect fees and expenses that would reduce returns. Past performance does not guarantee future results.

MD&A _ 2

III. Results of the Various Portfolios of the Multi-Select Securities for Puerto Rico Residents

The Fund received its first inflows on June 29, 2004, and started investing the monies on or about June 30, 2004. The Fund is currently comprised of six separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), and each Portfolio offers two classes of units: Class A and Class L. For each class of units, the underlying investments are identical, although each class’s expense structure is different. For each Portfolio, approximately 20% of the Portfolio, the Puerto Rico Securities Portion, is directly managed by the Fund’s adviser, UBS Asset Managers of Puerto Rico (“UBS AMPR”), a division of UBS Trust Company of Puerto Rico. For each Portfolio, approximately 80% of the Portfolio, the Equity Portion, is invested in common stocks and other equity securities of U.S. or foreign companies and is managed by a selection of portfolio managers. For details of each Portfolio’s structure, please refer to the Fund’s preliminary registration statement.

The following table reflects total returns for the sixth month period ending September 30, 2022 and since inception. Returns show the combined results for each Portfolio, net of expenses, and include both the Puerto Rico Securities Portion and the Equity Portion on a monthly basis. Returns do not reflect the sales load or dividend paid applicable to Class A units.2

2 Unaudited

MD&A _ 3

	Returns (1)
Multi-Select Portfolio Share Class Benchmark	Equity Portion Manager	Qtr Ended 9/30/2022	1 Year Ended 9/30/2022	3 years Ended 9/30/2022	5 years Ended 9/30/2022	10 years Ended 9/30/2022
Large Cap Value I
Class A		-6.47%	-11.23%	4.47%	5.98%	7.42%
Class L	The London Co.	-6.61%	-11.65%	4.03%	5.54%	7.00%
Large Cap Value Benchmark (2)		-5.62%	-11.36%	4.36%	5.29%	9.17%
Large Cap Core I
Class A*		-5.54%	-19.68%	5.27%	6.31%	9.19%
Class L (b)*	Atalanta Sosnoff	-5.64%	-20.03%	4.84%	5.89%	8.75%
Large Cap Core Benchmark (2)		-4.88%	-15.47%	8.16%	9.24%	11.70%
Large Cap Growth I
Class A		-5.53%	-29.61%	4.38%	6.69%	9.74%
Class L	Winslow Capital	-5.65%	-29.93%	3.94%	6.26%	9.30%
Large Cap Growth Benchmark (2)		-3.60%	-22.59%	10.67%	12.17%	13.70%
International I
Class A	Cambiar Investors	-10.91%	-30.17%	-6.85%	-5.60%	-2.05%
International Benchmark (2)		-9.36%	-25.13%	-1.83%	-0.84%	3.67%
Mid Cap Core I
Class A		-4.44%	-14.97%	5.33%	7.55%	10.35%
Class L (c)	The London Co.	-4.54%	-15.36%	4.89%	7.11%	9.91%
Mid Cap Core Benchmark (2)		-3.44%	-19.39%	5.19%	6.48%	10.30%
Small Cap Core I
Class A		-5.12%	-17.06%	2.56%	4.34%	7.53%
Class L (d)	Cambiar Investors
Small Cap Core Benchmark (2)		-2.19%	-23.50%	4.29%	3.55%	8.55%

(1) The performance data for each of the Portfolios listed above represents past performance and is not an indicator of future performance. Returns may vary from audited financial statements due to the consideration of income reinvestment. Current results may be lower or higher than those shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns are based on the Net Asset Value. Performance is net of fund fees and trading costs, and excludes the effects of applicable sales loads. Performance data for Class L units since inception may vary from Class A units. The inception date for each class of each Portfolio is 6/30/2004 except for the following:

(a) Large Cap Core Portfolio I Class L Units: December 2004 and stopped trading on February 2007 and recommenced trading on September 2008. Benchmark for Class L units may vary due to different inception dates from Class A units.

(b) Mid Cap Core Portfolio Class L Units: Stopped trading on December 2007 and recommenced trading on September 2008. Benchmark for Class L units may vary due to different inception dates from Class A units.

(c) Small Cap Core Portfolio I Class L Units: September 2004 and stopped trading on December 2018. Benchmark for Class L units may vary due to different inception dates from Class A units.

(2)All Benchmark Indices were rebalanced on 12/31/07 due to strategy changes. Please refer to Benchmark Index Section for a description of each index. Returns with periods of more than one year are annualized.

The preliminary registration contains important information that shareholders should read carefully, including investment objectives, charges, expenses, and risk factors. For more current information and month-end performance, contact your Financial Advisor, call UBS Financial Services Incorporated of Puerto Rico at (787) 250-3600.

Comments on each Portfolio are included below. Also included are graphs that depict the performance of a $1,000 investment in each of the Portfolios from April 1, 2005, through September 30, 2022, with any income generated being reinvested in the same Portfolio. Included for purposes of the graphs are the results of the Class A units only. Sales load applicable to Class A units, which have the effect of reducing the rate of return during the applicable period, are not considered in the graphs. It is important to note that past performance does not guarantee future results.

MD&A _ 4

Comments on Performance of the Portfolios

1.   Comments on the Puerto Rico Securities Portion, managed by UBS AMPR

Starting January 1, 2008, the Puerto Rico Securities Portion allocation was significantly tilted towards cash and cash equivalents in order to implement a futures strategy. By investing a portion of the Equity Portion in stock index futures contracts, the Investment Adviser is attempting to achieve a risk and return profile for each Portfolio that approximates the result that might be achieved by investing the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the investment strategy of the relevant Equity Portion.

In order to fulfill its strategy, UBS AMPR purchases and sells stock index futures contracts with the objective of achieving a high correlation to the relevant benchmarks. Due to the minimum denominations required to enter into stock index futures contracts, the Portfolios may have different weightings, thus resulting in different returns than their respective benchmarks. Also, because the Fund constantly issues and redeems shares, and due to market volatility, UBS AMPR has to constantly adjust the number of contracts either by purchasing new stock index futures contracts or selling existing positions of stock index futures contracts. UBS AMPR strives to optimize the proper mix of stock index futures contracts in order to fulfill its investment strategy.

MD&A _ 5

2.	Comments on the Equity Portion of the Portfolios, managed by selected managers with various investment styles

A. Large Cap Value Portfolio I

Since February 1, 2016, the Equity Portion of the Large Cap Value Portfolio I is managed by The London Company (“London”), which replaced Blackrock. The goal of the strategy is total return, with a primary focus on downside protection, with above average income and capital appreciation as secondary objectives. The investment team believes in investing like private market buyers, focusing on cash return on tangible capital; they believe value is defined by discounting cash inflows and outflows by an optimal cost of capital. Bottom-up stock selection is a critical component of their investment process as the firm’s process begins with a screen to identify companies characterized by high return on operating capital (profitability), consistent and stable free cash flow yield (cash generation), and attractive operating earnings/enterprise value (valuation). Their fundamental research consists of four critical elements: Balance sheet optimization analysis, Private Market Value Analysis, Corporate governance/management incentives audit, and Insider ownership/trading activity. This result in a portfolio of 30 – 40 stocks which the manager believes are trading at a 30% to 40% discount to fair market value. The Large Cap Value Portfolio I lagged the Russell 1000 Value Index® -11.36% to - 11.23% during the last 6-month period.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods

MD&A _ 6

indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

B. Large Cap Core Portfolio I

Since January 27, 2011 the Equity Portion of the Large Cap Core Portfolio I is managed by Atalanta Sosnoff Capital, LLC (“Atalanta”), which replaced Alliance Bernstein Strategic Research. Atalanta’s investment philosophy is focused on finding companies entering periods of earnings acceleration, believing that over time earnings drive stock prices, positioning them to capture the compounding effects of earnings acceleration and multiple expansions. The process is predominantly a fundamental bottom-up approach but does take macro factors into consideration when forming the investment opinion. They typically select stocks from the Russell 1000 Index universe. The strategy generally holds 35-65 positions, diversified across 10-15 industries and 5-8 sectors. The Large Cap Core Portfolio I outperformed the S&P 500 Index® -15.47% to -19.68% during the last 6-month period.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 7

C. Large Cap Growth Portfolio I

Since May 28, 2021, the Equity Portion of the Large Cap Growth Portfolio I is managed by Winslow Capital (“Winslow”), which replaced Loomis Sayles & Company. Winslow Capital, LLC is a registered investment adviser and an affiliate of Nuveen, LLC.

Winslow Capital has specialized in Growth equities for almost 30 years, having followed the same investment philosophy and process. They are one of the industry’s largest active U.S. Large Cap Growth managers and the Winslow brand is synonymous with high quality growth investing. Also, experts in analyzing growth companies, growth industries and pricing growth assets. Their goal is to achieve successful client outcomes over the long-term while carefully managing risk. The Winslow Perspective, which is their differentiated, proprietary research process, along with disciplined portfolio and risk management, is at the heart of achieving successful outcomes for their clients. Their Client-Centric Culture drives all decision making at the firm. The Large Cap Growth Portfolio I outperformed the Russell 1000 Growth Index® -22.59% to -29.61% during the last 6-month period.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an vestment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 8

D. International Equity Portfolio I

Since August 1, 2016 the Equity Portion of the International Portfolio I is managed by Cambiar Investors, LLC (“Cambiar”), which replaced NFJ Investment Group. Cambiar is a Denver-based boutique with a history that goes back to the early 1970’s, with a bottom-up relative value manager that seeks what they believe to be financially strong companies that area trading at significant discounts, and that also possess one or more catalysts that have the potential to unlock a projected upside of 50% in the next 12-24 months. The strategy invests in international companies with a capitalization of $1 billion or greater. Cambiar has run an international strategy since 1997, shortly after CIO Brian Barish, who had international/emerging market responsibilities in previous jobs, joined the firm. Originally independent, then a subsidiary of United Asset Management and then Old Mutual, employees of the firm bought themselves back in 2001 and it is now 100% employee owned. The International Equity Portfolio I outperformed the MSCI EAFE International Equity Index® -25.13% to -30.17% during the last 6-month period.

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 9

E. Mid Cap Core Portfolio I

Since May 28, 2021 the Equity Portion of the Mid Cap Core Portfolio is being managed by is managed by The London Company (“London”), which replaced Principal Global Investors. London believes that the markets are less efficient at predicting risk than they are at predicting reward. Their investment process begins with a quantitative screen that evaluates companies on return on capital, earnings yield, and free cash flow yield. They seek out companies that are delivering high returns on capital. They believe that investing in companies that can earn cash on their cash provides those companies with advantaged financial flexibility which allows them to better weather downturns in their businesses. The manager believes this metric, combined with a durable and sustainable competitive advantage, should lead to more predictable cash flows, lower volatility of returns, and lower downside risk. London uses their unique Balance Sheet Optimization Analysis to uncover companies that may be overcapitalized and under levered with high levels of free cash flow. The optimization assesses management’s ability to create value through the optimization of the capital structure based on the strength of the company’s balance sheet and tangible assets under management’s control. Companies are valued using current free cash flow, the lowered cost of capital and little-to-no growth assumptions. If the cost of capital can be lowered by using the assets on hand, downside risk can be mitigated to create a more concrete margin of safety. London compliments the optimization through a private market value (PMV) analysis that considers recent M&A activity in order to assess what valuation multiples are being paid for like companies or assets. The PMV analysis attempts to corroborate the balance sheet optimization analysis and develops a realistic range of intrinsic value. Purchase candidates will be trading at a 20-40% discount to the manager’s estimate of intrinsic value. The Mid Cap Core Portfolio I lagged the Russell Mid Cap Index®, -19.39% to -14.97% during the 6-month period.

MD&A _ 10

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return and principal value of an vestment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

F. Small Cap Core Portfolio I

Since May 28, 2021 the Equity Portion of the Small Cap Core Portfolio is being managed by Cambiar Investors, LLC (“Cambiar”), which replaced The Boston Trust & Investment Management Company. Denver-based boutique with a history that goes back to the early 1970’s, Cambiar is a bottom-up relative value manager that seeks what they believe to be financially strong companies selling at significant undervaluation that also possess one or more catalysts that have the potential to unlock the company’s upside potential in the next 12-18 months. The strategy focuses on companies with a capitalization below $3 billion, targeting a weighted average portfolio market cap of around $1.5 billion. Originally independent, then a subsidiary of United Asset Management and then Old Mutual, employees of the firm bought themselves back in 2001 and it is now 100% employee owned. The Small Cap Core Portfolio I lagged the Russell 2000 Index® -23.50% to -17.06% during the last 6-month period.

MD&A _ 11

Returns shown are based on the Class A NAVs of each individual Portfolio, net of expenses and are annualized for periods of over one year. Returns may vary from audited financial statements due to the consideration of income reinvestment and the fact that the Fund’s trustee waived a portion of its fee during the periods indicated. If the Fund’s adviser did not waive a portion of its fee during the periods indicated, returns would have been lower. Figures do not incorporate applicable Class A units sales load, which would reduce returns. The investment return principal value of an investment in this Portfolio will fluctuate so that an investment in the Units issued by such Portfolio may be worth more or less than their original cost. Past performance does not guarantee future results.

MD&A _ 12

III. MD&A Glossary

Fixed Income and Equity Indices

Barclays Capital Aggregate Bond Index® - Composed of securities from Barclays Capital government/corporate bond index, mortgage-backed securities index, and the asset-backed securities index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Barclays Capital Intermediate Government Bond Index® - (BC Int. Gov) -The BCIG the Government Bond Index which is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury, excluding flower bonds and foreign traded issues) and the Agency Bond Index (all publicly issued debt of the U.S. Government agencies and quasi-federal corporation, and corporate debt guaranteed by the U.S. Government). However, it is different from the Government Bond Index in that it has a duration of little over 3 years and a maturity of close to 4 years.

Barclays Capital Municipal Bond Index® - Computed twice monthly from prices on approximately 1,100 bonds. Prices are supplied by Kenny Information Systems, Inc. The index is composed of approximately 60% revenue bonds and 40% state government obligations.

Morgan Stanley / Capital International EAFE Index® (MSCI EAFE) - The MSCI EAFE Index consists of over 2,600 securities in nearly 62 industry classifications listed on 21 stock exchanges in Europe, Australia, New Zealand, and the Far East. The EAFE aims to cover about 85% of each market’s total capitalization. Included companies represent a sampling of large, medium, and small capitalization companies and replicate the industries from each local market. The index is computed as an arithmetic average of the individual capitalization-weighted indices of the component countries, and returns are calculated in US dollars. Total return includes reinvestment of dividends, net of withholding taxes.

Puerto Rico Stock Index® (PRSI) - is a capitalization weighted index that measures the performance of all publicly traded stocks of corporations headquartered in the Commonwealth of Puerto Rico.

Russell 1000 Growth Index® - Contains those Russell 1000 securities with a greater-than-average growth orientation. Securities in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 1000 Value Index® - Contains those Russell 1000 securities with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. Securities in this index tend to exhibit low price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

MD&A _ 13

Russell 2000 Index® - Consists of the smallest 2,000 securities in the Russell 3000 index, representing approximately 11% of the Russell 3000 total market capitalization. This index is widely regarded in the industry as the premier measure of small cap stocks.

Russell Mid Cap Index® - Consists of the smallest 800 securities in the Russell 1000 index, as ranked by total market capitalization. This index accurately captures the medium-sized universe of securities and represents approximately 35% of the Russell 1000 total market capitalization.

Standard & Poor’s 500 Index® (S&P 500) - Covers 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

Benchmark Indices

1.

The Standard & Poor’s 500® Index covers 500 industrial, utility, transportation, and financial companies of the US markets (mostly NYSE issues). The index represents about 75% of NYSE market capitalization and 30% of NYSE issues. It is a capitalization-weighted index calculated on a total return basis with dividends reinvested.

2.

From the Fund’s inception to 12/31/2007, the Large Cap Value Benchmark Index was composed of 80% in the Russell 1000 Value® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Large Cap Value Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell 1000 Value® Index.

3.

From the Fund’s inception to 12/31/2007, the Large Cap Core Benchmark Index was composed of 80% in the S&P 500® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Large Cap Core Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the S&P 500® Index.

4.

From the Fund’s inception to 12/31/2007, the Large Cap Growth Benchmark Index was composed of 80% in the Russell 1000 Growth® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Large Cap Growth Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell 1000 Growth® Index.

5.

From the Fund’s inception to 12/31/2007, the International Benchmark Index was composed of 80% in the Morgan Stanley/Capital International EAFE® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the International

MD&A _ 14

Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Morgan Stanley/Capital International EAFE® Index.

6.

From the Fund’s inception to 12/31/2007, the Mid Cap Core Benchmark Index was composed of 80% in the Russell Mid Cap® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Mid Cap Core Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell Mid Cap® Index.

7.

From the Fund’s inception to 12/31/2007, the Small Cap Core Benchmark Index was composed of 80% in the Russell 2000® Index, 10% in the GDB Puerto Rico Stock® Index, 5% in the Barclays Capital Intermediate Government® Index, and 5% in the 90-Day U.S. Treasury Bills. Effective 1/1/2008, the Small Cap Core Benchmark Index was rebalanced due to portfolio strategy changes (please refer to the prospectus for details) and is now composed of 100% in the Russell 2000® Index.

MD&A _ 15

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Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

International Portfolio I - Financial Highlights

			Class A Units
			For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$9.84	$10.53

Operating		Net investment gain (loss)	0.02	(0.04)
Performance: (a)		Net realized loss and unrealized appreciation (depreciation) on investments and future contracts	(2.43)	(0.65)

		Total from investment operations	(2.41)	(0.69)

		Net asset value, end of period	$7.43	$9.84

Total Investment Return: (b)		Based on net asset value per unit ^	(24.49%)	(6.55%)

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	2.06%	1.75%
		Gross expenses to average net assets	3.09%	2.78%
		Net investment gain (loss) to average net assets - net of waived and/or reimbursed expenses	0.39%	(0.40%)

Supplemental		Net assets, end of period (in thousands)	$2,592	$3,897

Data:	(e)	Portfolio turnover	19.50%	60.95%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 414,618 and 372,790 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2022 to September 30, 2022.

	(c)	Based on average net assets of $4,428,630 and $3,242,254 for the year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively. Ratios for the period from April 1, 2022 to September 30, 2022 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022 was to decrease the expense ratios, thus increasing the net investment income ratio to average net assets applicable to common unitholders by 1.03% and 1.03%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2022 to September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Core Portfolio I - Financial Highlights	(continued)

			Class A Units

			For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$36.44	$32.67

Operating		Net investment loss	(0.17)	(0.35)
Performance: (a)		Net realized (loss) gain and unrealized appreciation (depreciation) on investments
		and future contracts	(7.81)	4.12

		Total from investment operations	(7.98)	3.77

		Net asset value, end of period	$28.46	$36.44

Total Investment Return: (b)		Based on net asset value per unit ^	(21.90%)	11.51%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	2.04%	1.75%
		Gross expenses to average net assets	2.71%	2.80%
		Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.04%)	(0.97%)

Supplemental		Net assets, end of period (in thousands)	$4,080	$5,383

Data:	(e)	Portfolio turnover	34.90%	47.04%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 153,350 and 145,350 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2022 to September 30, 2022.

	(c)	Based on average net assets of $5,535,739 and $4,667,011 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively. Ratios for the period from April 1, 2022 to September 30, 2022 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.05% and 0.67%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2022 to September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Core Portfolio I - Financial Highlights	(concluded)

			Class L Units

			For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$37.99	$34.20

Operating		Net investment loss	(0.26)	(0.52)
Performance: (a)		Net realized (loss) gain and unrealized appreciation (depreciation) on investments and future contracts	(8.14)	4.31

		Total from investment operations	(8.40)	3.79

		Net asset value, end of period	$29.59	$37.99

Total Investment Return: (b)		Based on net asset value per unit ^	(22.09%)	11.05%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	2.55%	2.15%
		Gross expenses to average net assets	3.22%	3.30%
		Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.54%)	(1.37%)

Supplemental		Net assets, end of period (in thousands)	$1,607	$2,063

Data:	(e)	Portfolio turnover	34.90%	47.04%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 54,318 and 54,318 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2022 to September 30, 2022.

	(c)	Based on average net assets of $2,049,032 and $1,815,360 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively. Ratios for the period from April 1, 2022 to September 30, 2022 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.15% and 0.67%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2022 to September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I - Financial Highlights	(continued)

			Class A Units

			For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$39.63	$36.62

Operating		Net investment loss	(0.25)	(0.60)
Performance: (a)		Net realized (loss) gain and unrealized appreciation (depreciation) on investments and future contracts	(10.18)	3.61

		Total from investment operations	(10.43)	3.01

		Net asset value, end of period	$29.20	$39.63

Total Investment Return: (b)		Based on net asset value per unit ^	(26.35%)	8.22%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	2.05%	1.75%
		Gross expenses to average net assets	2.74%	2.77%
		Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.52%)	(1.44%)

Supplemental		Net assets, end of period (in thousands)	$4,723	$6,556

Data:	(e)	Portfolio turnover	29.35%	124.60%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 172,951 and 163,791 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2022 to September 30, 2022.

	(c)	Based on average net assets of $7,139,920 and $5,469,537 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively. Ratios for the period from April 1, 2022 to September 30, 2022 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.02% and 0.69%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2022 to September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Growth Portfolio I - Financial Highlights	(concluded)

			Class L Units

			For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit		Net asset value, beginning of period	$37.03	$34.35

Operating		Net investment loss	(0.31)	(0.71)
Performance: (a)		Net realized (loss) gain and unrealized appreciation (depreciation) on investments and future contracts	(9.51)	3.39

		Total from investment operations	(9.82)	2.68

		Net asset value, end of period	$27.21	$37.03

Total Investment Return: (b)		Based on net asset value per unit ^	(26.51%)	7.80%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	2.55%	2.15%
		Gross expenses to average net assets	3.24%	3.27%
		Net investment loss to average net assets - net of waived and/or reimbursed expenses	(2.02%)	(1.84%)

Supplemental		Net assets, end of period (in thousands)	$1,478	$2,011

Data:	(e)	Portfolio turnover	29.35%	124.60%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 54,310 and 54,310 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2022 to September 30, 2022.

	(c)	Based on average net assets of $2,100,811 and $1,692,265 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively. Ratios for the period from April 1, 2022 to September 30, 2022 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.12% and 0.69%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2022 to September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Value Portfolio I - Financial Highlights	(continued)

			Class A Units

			For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)		Net asset value, beginning of period	$25.89	$22.93

		Net investment loss	(0.02)	(0.02)
		Net realized (loss) gain and unrealized appreciation (depreciation) on investments and future contracts	(1.92)	3.00

		Total from investment operations	(1.94)	2.98
		Less: Dividends from net investment income to unitholders	-	(0.02)

		Net asset value, end of period	$23.95	$25.89

Total Investment Return: (b)
		Based on net asset value per unit ^	(17.89%)	12.99%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	2.09%	1.75%
		Gross expenses to average net assets	2.70%	2.82%
		Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.18%)	(0.09%)

Supplemental Data:	(e)	Net assets, end of period (in thousands)	$4,856	$6,193

		Portfolio turnover	0.00%	12.17%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 246,603 and 234,089 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2022 to September 30, 2022.

	(c)	Based on average net assets of $6,148,778 and $5,469,537 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively. Ratios for the period from April 1, 2022 to September 30, 2022 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.07% and 0.61%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2022 to September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Large Cap Value Portfolio I - Financial Highlights	(concluded)

			Class L Units

			For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)		Net asset value, beginning of period	$25.01	$22.22

		Net investment loss	(0.08)	(0.12)
		Net realized (loss) gain and unrealized appreciation (depreciation) on investments and future contracts	(1.75)	2.91

		Total from investment operations	(1.83)	2.79

		Net asset value, end of period	$23.18	$25.01

Total Investment
Return: (b)		Based on net asset value per unit ^	(18.12%)	12.56%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	2.49%	2.15%
		Gross expenses to average net assets	3.07%	3.32%
		Net investment loss to average net assets - net of waived and/or reimbursed expenses	(0.66%)	(0.49%)

Supplemental Data:		Net assets, end of period (in thousands)	$1,466	$1,790

	(e)	Portfolio turnover	0.00%	12.17%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 71,563 and 71,563 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2022 to September 30, 2022.

	(c)	Based on average net assets of $1,727,903 and $1,692,265 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively. Ratios for the period from April 1, 2022 to September 30, 2022 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.17% and 0.58%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2022 to September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I - Financial Highlights	(continued)

			Class A Units

			For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)		Net asset value, beginning of period	$38.48	$37.50

		Net investment loss	(0.21)	(0.38)
		Net realized (loss) gain and unrealized appreciation (depreciation) on investments and future contracts	(5.33)	1.36

		Total from investment operations	(5.54)	0.98

		Net asset value, end of period	$32.94	$38.48

Total Investment
Return: (b)		Based on net asset value per unit ^	(14.39%)	2.61%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	2.04%	1.75%
		Gross expenses to average net assets	2.72%	2.80%
		Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.16%)	(0.97%)

Supplemental Data:		Net assets, end of period (in thousands)	$3,502	$4,234

	(e)	Portfolio turnover	7.30%	101.44%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 113,446 and 108,450 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2022 to September 30, 2022.

	(c)	Based on average net assets of $4,496,162 and $3,927,431 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively. Ratios for the period from April 1, 2022 to September 30, 2022 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.05% and 0.68%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2022 to September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Mid Cap Core Portfolio I - Financial Highlights	(concluded)

			Class L Units

			For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)		Net asset value, beginning of period	$33.95	$33.22

		Net investment loss	(0.26)	(0.48)
		Net realized (loss) gain and unrealized appreciation (depreciation) on investments and future contracts	(4.70)	1.21

		Total from investment operations	(4.96)	0.73

		Net asset value, end of period	$28.99	$33.95

Total Investment
Return: (b)		Based on net asset value per unit ^	(14.60%)	2.20%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	2.54%	2.15%
		Gross expenses to average net assets	3.23%	3.30%
		Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.66%)	(1.37%)

Supplemental Data:		Net assets, end of period (in thousands)	$1,219	$1,428

	(e)	Portfolio turnover	7.30%	101.44%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 42,055 and 42,055 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2022 to September 30, 2022.

	(c)	Based on average net assets of $1,473,501 and $1,341,988 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively. Ratios for the period from April 1, 2022 to September 30, 2022 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.15% and 0.69%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2022 to September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

The following table includes selected data for a share outstanding throughout the periods and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Small Cap Core Portfolio I - Financial Highlights

			Class A Units

			For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022
Increase (Decrease) in Net Asset Value:

Per Unit Operating Performance: (a)		Net asset value, beginning of period	$30.79	$30.63

		Net investment loss	(0.15)	(0.30)
		Net realized (loss) gain and unrealized appreciation (depreciation) on investments and future contracts	(5.45)	0.46

		Total from investment operations	(5.60)	0.16

		Net asset value, end of period	$25.19	$30.79

Total Investment
Return: (b)		Based on net asset value per unit ^	(18.24%)	0.56%

Ratios: (c)(d)		Net expenses to average net assets - net of waived and/or reimbursed expenses	2.05%	1.75%
		Gross expenses to average net assets	3.06%	2.81%
		Net investment loss to average net assets - net of waived and/or reimbursed expenses	(1.09%)	(0.96%)

Supplemental Data:		Net assets, end of period (in thousands)	$2,780	$3,643

	(e)	Portfolio turnover	28.00%	146.86%

	^	Total investment return excludes the effects of sales charges.

	(a)	Based on average outstanding units of 126,041 and 113,598 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively.

	(b)	Calculation is based on beginning and end of period net asset values and assumes reinvestment of dividends. Investment return is not annualized for the period from April 1, 2022 to September 30, 2022.

	(c)	Based on average net assets of $3,904,319 and $3,163,753 for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022, respectively. Ratios for the period from April 1, 2022 to September 30, 2022 were annualized using a 365 day base.

	(d)	The effect of the expenses waived for the fiscal year ended March 31, 2022 and for the period from April 1, 2022 to September 30, 2022 was to decrease the expense ratios, thus decreasing the net investment loss ratio to average net assets applicable to common unitholders by 1.06% and 1.01%, respectively.

	(e)	Portfolio turnover is not annualized for the period from April 1, 2022 to September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents International Portfolio I

Schedule of Investments			(continued)	September 30, 2022 (Unaudited)

COMMON STOCKS - 74.16% of net assets applicable to common unitholders
Shares			Issuer	Value

Australia - 2.72% of net assets applicable to common unitholders
Oil and Gas Extraction - 3.67% of total investments
15,187	B		Santos Limited - Sponsored ADR	$70,468

Total Australia (cost $91,655)

Belgium - 3.77% of net assets applicable to common unitholders
Chemicals & Allied - 2.45% of total investments
1,359	B		UCB SA - Sponsored ADR	$47,062

Depository Institutions - 2.64% of total investments
2,166	B		KBC Group NV - Sponsored ADR	50,771

Total Belgium (cost $142,318)				$97,833

Canada - 3.56% of net assets applicable to common unitholders
Metal Mining - 2.11% of total investments
961			Agnico Eagle Mines Limited	$40,583

Railroad Transportation - 2.69% of total investments
479			Canadian National Railway Company	51,727

Total Canada (cost $119,004)				$92,310

England - 16.57% of net assets applicable to common unitholders
Food and Kindred Products - 3.01% of total investments
341	B		Diageo PLC - Sponsored ADR	$57,905

Amusement and Recreation Services- 2.68% of total investments
4,333	B	A	Entain PLC - Sponsored ADR	51,519

Depository Institutions - 2.53% of total investments
7,613	B		Barclays PLC - Sponsored ADR	48,723

Engineering, Accounting, Research, Management, and Related Services - 2.07% of total investments
957	B		Intertek Group PLC - Sponsored ADR	39,792

Fabricated Metal Products, except Machinery and Transportation Equipment - 2.26% of total investments
1,241	B		BAE Systems PLC - Sponsored ADR	43,516

Miscellaneous Services- 4.31% of total investments
2,015	B		Compass Group PLC - Sponsored ADR	39,837
2,544	B		SSE PLC - Sponsored ADR	42,943

Security & Commodity Brokers, Dealers, Exchanges and Services - 2.94% of total investments
2,689	B		London Stock Exchange Group, Inc - Sponsored ADR	56,469

Wholesale Trade Non-Durable Goods - 2.55% of total investments
1,608	B		Bunzl PLC - Sponsored ADR	48,980

Total England (cost $548,611)				$429,684

France - 11.71% of net assets applicable to common unitholders
Food and Kindred Products - 2.97% of total investments
1,560	B		Pernod Ricard S.A. - Sponsored ADR	$57,080

Transportation Equipment - 2.41% of total investments
2,154	B		Airbus SE - Sponsored ADR	46,246

Fabricated Metal Products, except Machinery and Transportation Equipment - 2.60% of total investments
426	B		LVMH Moët Hennessy - Louis Vuitton, Société Européenne - Sponsored ADR	50,055

Chemicals & Allied - 2.40% of total investments
2,034	B		L’Air Liquide S.A. - Sponsored ADR	46,212

Business Services - 5.41% of total investments
1,671	B		Capgemini SE - Sponsored ADR	53,505
2,547	B	A	Wordline S.A. - Sponsored ADR	50,583

Total France (cost $337,455)				$303,681

Germany - 11.90% of net assets applicable to common unitholders
Electric, Gas, and Sanitary Services - 2.28% of total investments
895	B		Siemens Aktiengesellschaft - Sponsored ADR	$43,810

Postal Service - 1.96% of total investments
1,256	B		Deutsche Post AG- Sponsored ADR	37,755

Business Services - 2.86% of total investments
676			SAP SE	54,925

Chemicals & Allied - 7.23% of total investments
1,600	B		Merck Kommanditgesellschaft auf Aktien - Sponsored ADR	51,760
3,404	B		Bayer Aktiengesellschaft - Sponsored ADR	39,350
3,354	B		Covestro AG - Sponsored ADR	47,929

Leather and Leather Products - 1.71% of total investments
572	B		Adidas AG - Sponsored ADR	32,839

Total Germany (cost $454,842)				$308,368

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents International Portfolio I

Schedule of Investments			(concluded)			September 30, 2022 (Unaudited)

Shares			Issuer			Value

Hong Kong - 2.03% of net assets applicable to common unitholders
Insurance Carriers - 2.74% of total investments
1,593	B		AIA Group Limited - Sponsored ADR			$52,696

Total Hong Kong (cost $58,878)						$52,696

Japan - 5.24% of net assets applicable to common unitholders
Industrial & Commercial Machinery & Computer Equipment - 4.86% of total investments
722	B		Tokyo Electron Limited - Sponsored ADR			$44,670
574	B		Hitachi, Ltd. - Sponsored ADR			48,859

Electronic & Equipment - 2.21% of total investments
662	B		Sony Group Corp - Sponsored ADR			42,401

Total Japan (cost $163,030)						$135,930

Netherlands - 1.82% of net assets applicable to common unitholders
Insurance Carriers - 2.45% of total investments
5,540	B		ING Groep N.V. - Sponsored ADR			$47,090

Total Netherlands (cost $61,997)						$47,090

Singapore - 1.83% of net assets applicable to common unitholders
Depository Institutions - 2.47% of total investments
512	B		DBS Group Holdings Limited - Sponsored ADR			$47,419

Total Singapore (cost $29,432)						$47,419

Spain - 3.20% of net assets applicable to common unitholders
Electric, Gas, and Sanitary Services - 2.55% of total investments
1,320	B		Iberdrola, S.A. - Sponsored ADR			$49,117

Transportation Air - 1.76% of total investments
3,272	B	A	Aena S.M.E., S.A. - Sponsored ADR			33,767

Total Spain (cost $118,928)						$82,884

Switzerland - 6.48% of net assets applicable to common unitholders
Chemicals & Allied - 6.05% of total investments
1,591	B		Roche Holding AG - Sponsored ADR			$64,626
681			Novartis AG - Sponsored ADR			51,763

Insurance Carriers - 2.68% of total investments
1,295	B		Zurich Insurance Group AG - Sponsored ADR			51,515

Total Switzerland (cost $157,270)						$167,904

Taiwan - 1.48% of net assets applicable to common unitholders
Depository Institutions - 2.00% of total investments
560	B		Taiwan Semiconductor Manufacturing Company Limited - Sponsored ADR			$38,394

Total Taiwan (cost $40,308)						$38,394

United States - 1.85% of net assets applicable to common unitholders
Communications- 2.50% of total investments
821	A		Liberty Media Corp.			$48,031

Total United States (cost $48,724)						$48,031

TOTAL COMMON STOCKS (cost $2,372,452)						$1,922,692

			Total investments (74.16% of net assets)			$1,922,692
			Other assets less liabilities (25.84% of net assets)			669,807

			Net assets applicable to common unitholders - 100%			$2,592,499

Open Futures			Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
6 Equity Index Contracts			E-Mini MSCI EAFE Index Contracts	12/21/22	$498,150	$(57,780)

			The underlying notional amount at value of open futures contracts is 19.22% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Large Cap Core Portfolio I

Schedule of Investments		(continued)	September 30, 2022 (Unaudited)

COMMON STOCKS - 74.75% of net assets applicable to common unitholders
Shares		Issuer	Value

Ireland - 1.50% of net assets applicable to common unitholders
Business Services - 2.01% of total investments
1,059		Medtronic PLC	$85,514

Total Ireland (cost $111,562)			$85,514

United States - 73.25% of net assets applicable to common unitholders		(continued)
Aircraft Engines- 0.84% of total investments
214		Honeywell International, Inc.	$35,732

Amusement and Recreation Services- 1.33% of total investments
598	A	The Walt Disney Company	56,409

Apparel and Other Finished Products Made from Fabrics and Similar Materials - 1.06% of total investments
161	A	Lululemon Athletica, Inc.	45,009

Business Services - 16.57% of total investments
1,452		Microsoft Corp.	338,171
1,970	A	Alphabet, Inc. Class A	188,431
585	A	Salesforce, Inc.	84,146
1,090		PayPal Holdings, Inc.	93,816

Chemicals & Allied - 9.23% of total investments
317		Eli Lilly and Company	102,502
626		Johnson & Johnson	102,263
170		Vertex Pharmaceuticals, Inc.	49,222
1,605		Merck & Co.	138,223

Communications - 5.88% of total investments
2,250		AT&T, Inc.	34,515
645		Crown Castle, Inc.	93,235
910	A	T-Mobile US, Inc.	122,095

Depository Institutions - 4.60% of total investments
2,458		Bank of America Corp.	74,232
343		The PNC Financial Services Group, Inc	51,251
1,741		Wells Fargo and Company	70,023

Eating & Drinking Places- 2.69% of total investments
495		McDonald’s Corp.	114,216

Electric, Gas, & Sanitary Services - 1.01% of total investments
550		NextEra Energy, Inc.	43,126

Electronic & Equipment - 3.12% of total investments
675	A	Advanced Micro Devices, Inc	42,768
202		Broadcom, Inc.	89,690

Food and Kindred Products - 1.52% of total investments
1,155		The Coca-Cola Company	64,703

General Merchandise Store - 3.52% of total investments
186		Costco Wholesale Corporation	87,842
475		Walmart, Inc.	61,608

Health Services - 0.91% of total investments
210		HCA, Inc.	38,596

Industrial & Commercial Machinery & Computer Equipment - 11.28% of total investments
2,740		Apple Computer, Inc.	378,668
615	A	Palo Alto Networks, Inc.	100,731

Insurance Carriers - 8.51% of total investments
363		UnitedHealth Group, Inc.	183,330
334		Anthem, Inc.	151,716
215		The Allstate Corp.	26,774

Measuring, Analytics, & Control Instruments - 1.88% of total investments
2,060	A	Boston Scientific Co.	79,784

Miscellaneous Retail - 7.77% of total investments
2,190	A	Amazon.com, Inc.	247,470
870		CVS Health Corp.	82,972

Miscellaneous Services- 1.15% of total investments
361	A	Facebook, Inc.	48,980

Motion Picture - 1.27% of total investments
230	A	Netflix, Inc.	54,151

Non-Depository Institution- 2.34% of total investments
320		Visa, Inc.	56,848
315		American Express Company	42,497

Oil and Gas Extraction - 0.61% of total investments
232		EOG Resources, Inc	25,921

Petroleum Refining & Related Industries - 3.92% of total investments
523		ConocoPhillips	53,524
1,295		Exxon Mobil Corp.	113,066

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Large Cap Core Portfolio I

Schedule of Investments		(concluded)			September 30, 2022 (Unaudited)

Shares		Issuer			Value
United States - 73.25% of net assets applicable to common unitholders		(concluded)

Railroad Transportation - 1.76% of total investments
357		Norfolk Southern Corporation			$74,845

Security & Commodity Brokers, Dealers, Exchanges and Services - 2.52% of total investments
1,355		Morgan Stanley			107,059

Transportation Equipment - 2.71% of total investments
435	A	Tesla, Inc.			115,383

Total United States (cost $3,431,274)					$4,165,543

TOTAL COMMON STOCKS (cost $3,542,836)					$4,251,057

		Total investments (74.75% of net assets)			$4,251,057
		Other assets less liabilities (25.25% of net assets)			1,435,943

		Net assets applicable to common unitholders - 100%			$5,687,000

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
6 Equity Index Contracts		E-Mini S&P 500 Index	12/23/22	$1,082,325	$(156,660)

		The underlying notional amount at value of open futures contracts is 19.03% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Large Cap Growth Portfolio I

Schedule of Investments		(continued)	September 30, 2022 (Unaudited)

COMMON STOCKS - 76.02% of net assets applicable to common unitholders
Shares		Issuer	Value

Bermuda - 1.49% of net assets applicable to common unitholders
Business Services - 1.95% of total investments
358		Accenture PLC	$92,113

Total Bermuda (cost $111,886)			$92,113

Curacao - 1.77% of net assets applicable to common unitholders
Oil and Gas Extraction - 2.33% of total investments
3,060		Schlumberger Limited	$109,854

Total Curacao (cost $129,623)			$109,854

England - 0.84% of net assets applicable to common unitholders
Pharmaceutical Preparations - 1.11% of total investments
953	B	AstraZeneca PLC - Sponsored ADR	$52,263

Total England (cost $60,841)			$52,263

Netherlands - 2.14% of net assets applicable to common unitholders
Industrial & Commercial Machinery & Computer Equipment - 1.98% of total investments
225	B	ASML Holding N.V. - Sponsored ADR	$93,454

Business Services - 0.83% of total investments
565	A	CoStar Group, Inc.	39,352

Total Netherlands (cost $198,211)			$132,806

United States - 69.78% of net assets applicable to common unitholders

Apparel and Other Finished Products Made from Fabrics and Similar Materials - 1.72% of total investments
290	A	Lululemon Athletica, Inc.	$81,072

Business Services - 24.73% of total investments
128	A	Adobe, Inc.	35,226
195	A	Compass, Inc.	452
1,210	A	Alphabet, Inc. Class A	115,737
1,095	A	Alphabet, Inc. Class C	105,284
1,827		Microsoft Corp.	425,508
142	A	Atlassian Corporation PLC	29,904
307		Intuit, Inc.	118,907
540		Mastercard Incorporated	153,544
225		Moody’s Corp.	54,700
146		MSCI, Inc.	61,581
395	A	Veeva Systems, Inc.	65,128

Chemicals & Allied - 8.67% of total investments
347		The Estee Lauder Companies, Inc.	74,917
360		Linde PLC	97,052
196		Bio-Techne Corp.	55,664
820		Zoetis, Inc.	121,598
183	A	Idexx Laboratories, Inc.	59,621

Eating & Drinking Places- 6.62% of total investments
92	A	Chipotle Mexican Grill, Inc.	138,254
290		McDonald’s Corp.	66,915
1,270		Starbucks Corp.	107,010

Electronic and Equipment - 3.66% of total investments
634		Analog Devices, Inc.	88,342
345		Advanced Micro Devices, Inc.	21,859
512		NVIDIA Corporation	62,152

Engineering, Accounting, Research, Management, and Related Services - 3.55% of total investments
439	A	IQVIA Holdings, Inc.	79,520
317	A	Gartner, Inc.	87,711

General Merchandise Stores - 5.85% of total investments
278		Costco Wholesale Corp.	131,291
1,060	A	Dollar Tree, Inc.	144,266

Hotels, Rooming Houses, Camps, and Other Lodging Places - 1.98% of total investments
775	A	Hilton Worldwide Holdings, Inc.	93,481

Industrial & Commercial Machinery & Computer Equipment - 6.89% of total investments
329		Deere & Company	109,850
1,020		Apple, Inc.	140,964
453	A	Palo Alto Networks, Inc.	74,197

Insurance Carriers - 4.10% of total investments
383		UnitedHealth Group	193,430

Measuring, Analytics, & Control Instruments - 5.69% of total investments
735		Agilent Technologies, Inc.	89,339
346	A	Abiomed, Inc.	84,998
501	A	Intuitive Surgical, Inc.	93,907

Miscellaneous Retail - 3.45% of total investments
1,438	A	Amazon.com, Inc.	162,494

Miscellaneous Services - 1.23% of total investments
153	A	ServiceNow, Inc.	57,774

Non-depository Institutions - 4.09% of total investments
1,085		Visa, Inc.	192,750

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Large Cap Growth Portfolio I

Schedule of Investments (concluded)					September 30, 2022 (Unaudited)

United States - 69.78% of net assets applicable to common unitholders (concluded)

Railroad Transportation - 4.75% of total investments
750		Union Pacific Corp.			$146,115
2,925		CSX Corp.			77,922

Rubber and Miscellaneous Plastic Products - 0.62% of total investments
350		NIKE, Inc.			29,092

Security & Commodity Brokers, Dealers, Exchanges and Services - 0.72% of total investments
405		Blackstone, Inc.			33,899

Transportation Equipment - 3.47% of total investments
616	A	Tesla, Inc.			163,395

Total United States (cost $4,515,328)					$4,326,822

TOTAL COMMON STOCKS (cost $5,015,889)					$4,713,858

		Total investments (76.02% of net assets)			$4,713,858
		Other assets less liabilities (23.98% of net assets)			1,486,935

		Net assets applicable to common unitholders - 100%			$6,200,793

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
11 Equity Index Contracts		Russell 1000 Mini Index	12/23/22	$1,169,575	$(183,040)

		The underlying notional amount at value of open futures contracts is 18.86% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents Large Cap Value Portfolio I

Schedule of Investments					September 30, 2022 (Unaudited)

COMMON STOCKS- 75.82% of net assets applicable to common unitholders
Shares		Issuer			Value
England - 2.80% of net assets applicable to common unitholders
Food and Kindred Products - 3.69% of total investments
1,042	B	Diageo PLC - Sponsored ADR			$176,942

Total England (cost $126,914)					$176,942

Japan - 1.63% of net assets applicable to common unitholders
Food and Kindred Products - 2.15% of total investments
2,023	B	Nintendo Co., Ltd. - Sponsored ADR			$103,112

Total Japan (cost $137,199)					$103,112

Switzerland - 1.83% of net assets applicable to common unitholders
Food and Kindred Products - 2.41% of total investments
1,073	B	Nestlé, S.A. - Sponsored ADR			$115,466

Total Switzerland (cost $95,521)					$115,466

United States - 69.56% of net assets applicable to common unitholders
Building Materials - 6.74% of total investments
1,030		Lowe’s Companies, Inc.			$193,444
2,815		Fastenal Company			129,603

Business Services - 3.29% of total investments
678		Microsoft Corp.			157,906
1,769		Fidelity National Information Services, Inc			133,683

Chemicals & Allied - 15.13% of total investments
1,908		Merck & Co.			164,317
3,808		Pfizer, Inc.			166,638
725		Air Products and Chemicals, Inc			168,729
1,381		Johnson & Johnson			225,600

Communications - 8.37% of total investments
3,542		Verizon Communications, Inc.			134,490
1,272		Crown Castle International Corp.			183,868
2,820		Comcast Corp.			82,711

Electric, Gas, & Sanitary Services - 3.67% of total investments
2,548		Dominion Resources, Inc.			176,092

Eating and Drinking Places- 3.60% of total investments
2,049		Starbucks Corp.			172,649

Electronic & Equipment - 4.70% of total investments
1,454		Texas Instruments, Inc.			225,050

Engineering, Accounting, Research, Management, and Related Services - 3.34% of total investments
1,426		Paychex, Inc.			160,011

General Merchandise Stores - 2.99% of total investments
966		Target Corporation			143,345

Industrial & Commercial Machinery & Computer Equipment - 8.76% of total investments
3,224		Cisco Systems, Inc.			128,960
2,105		Apple Inc.			290,911

Insurance Carriers - 10.22% of total investments
693	A	Berkshire Hathaway, Inc.			185,045
1,100		Cincinnati Financial Corp.			98,527
1,776		The Progressive Corporation			206,389

Motor Freight Transportation and Warehousing - 3.76% of total investments
1,115		United Parcel Service, Inc.			180,117

Petroleum Refining & Related Industries - 3.49% of total investments
1,163		Chevron Corp.			167,088

Railroad Transportation - 2.71% of total investments
620		Norfolk Southern Corp.			129,983

Security & Commodity Brokers, Dealers, Exchanges and Services - 3.55% of total investments
309		BlackRock, Inc.			170,037

Tobacco Products - 4.63% of total investments
2,858		Altria Group, Inc.			115,406
1,283		Phillip Morris International, Inc.			106,501

Total United States (cost $3,365,471)					$4,397,100

TOTAL COMMON STOCKS (cost $3,725,105)					$4,792,620

		Total investments (75.82% of net assets)			$4,792,620
		Other assets less liabilities (24.18% of net assets)			1,528,847

		Net assets applicable to common unitholders - 100%			$6,321,467

Open Futures	Issuer		Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
18 Equity Index Contracts	Russell 1000 Mini Index		12/23/22	$1,209,240	$(172,080)

	The underlying notional amount at value of open futures contracts is 19.13% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

	B	A Sponsored ADR is an American Depository Receipt (“ADR”) that is issued through the cooperation of the company whose stock will be the underlying asset.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Mid Cap Core Portfolio I

Schedule of Investments		(continued)	September 30, 2022 (Unaudited)

COMMON STOCKS - 77.90% of net assets applicable to common unitholders
Shares		Issuer	Value

Japan - 1.71% of net assets applicable to common unitholders
Insurance Agents, Brokers and Services - 2.20% of total investments
2,389		Moelis & Company	$80,772

Total Japan (cost $130,874)			$80,772

Netherlands - 2.70% of net assets applicable to common unitholders
Business Services - 3.46% of total investments
3,005	A	AerCap Holdings N.V.	$127,202

Total Netherlands (cost $167,438)			$127,202

United States - 73.49% of net assets applicable to common unitholders
Amusement and Recreation Services- 2.80% of total investments
559		Churchill Downs, Inc.	$102,940

Auto, Dealers & Gas - 2.50% of total investments
1,393	A	Carmax, Inc.	91,966

Business Services - 10.33% of total investments
1,540	A	Copart, Inc.	163,856
1,659	A	Black Knight, Inc.	107,387
1,047		Citrix Systems, Inc.	108,783

Chemicals & Allied - 4.38% of total investments
287		NewMarket Corp.	86,338
2,095		Perrigo Company PLC	74,708

Electronic & Equipment - 13.28% of total investments
1,392		Amphenol Corp.	93,208
1,964		Otis Worldwide Corp.	125,303
1,579		Skyworks Solutions, Inc.	134,641
608		Lennox International, Inc.	135,383

Fabricated Metal Products - 1.87% of total investments
1,423		Ball Corp.	68,759

Food and Kindred Products - 10.96% of total investments
1,275		Brown-Forman Corp.	84,877
2,386		Lamb Weston Holdings, Inc.	184,629
1,632	A	Post Holdings, Inc.	133,677

General Merchandise Store - 4.33% of total investments
1,171	A	Dollar Tree, Inc.	159,373

Holdging & Other Investment Offices- 2.74% of total investments
3,218		Store Capital Corp.	100,820

Industrial & Commercial Machinery & Computer Equipment - 1.16% of total investments
2,068	A	BellRing Brands, Inc.	42,621

Insurance Carriers - 5.95% of total investments
184	A	Alleghany Corp.	154,444
719		Cincinnati Financial Corp.	64,401

Measuring, Analytics, & Control Instruments - 3.56% of total investments
788		Steris PLC	131,029

Mining and Quarrying of Nonmetallic Minerals, Except Fuels - 4.25% of total investments
990		Vulcan Materials Company	156,133

Miscellaneous Manufacturing Industries - 6.69% of total investments
1,577		Armstrong World Industries, Inc.	124,946
1,796		Hasbro, Inc.	121,086

Motor Freight Transportation and Warehousing - 3.33% of total investments
492		Old Dominion Freight Line, Inc.	122,395

Personal Services- 2.75% of total investments
601		UniFirst Corp.	101,106

Primary Metal Industry - 4.09% of total investments
854		M&T Bank Corp.	150,577

Rubber and Miscellaneous Plastic Products - 7.30% of total investments
970		AptarGroup, Inc.	92,179
2,125		Entegris, Inc.	176,418

Wholesale Trade-Durable Goods - 2.05% of total investments
2,237		Allison Transmission Holdings, Inc.	75,522

Total United States (cost $3,853,264)			$3,469,505

TOTAL COMMON STOCK (cost $4,151,576)			$3,677,479

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Mid Cap Core Portfolio I

Schedule of Investments		(concluded)			September 30, 2022 (Unaudited)

		Total investments (77.90% of net assets)			$3,677,479
		Other assets less liabilities (22.10% of net assets)			1,043,345

		Net assets applicable to common unitholders - 100%			$4,720,824

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
4 Equity Index Contracts		E-Mini S&P Midcap 400 Index	12/21/22	$ 885,440	$(127,160)

		The underlying notional amount at value of open futures contracts is 18.76% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Small Cap Core Portfolio I

Schedule of Investments		(continued)	September 30, 2022 (Unaudited)

COMMON STOCKS - 77.42% of net assets applicable to common unitholders
Shares		Issuer	Value

Bermuda - 3.82% of net assets applicable to common unitholders
Insurance Carriers - 2.33% of total investments
1,020		AXIS Capital Holdings Ltd.	$50,133
400		RenaissanceRe Holdings Ltd.	56,156

Total Bermuda (cost $113,256)			$106,289

United States - 73.60% of net assets applicable to common unitholders (continued)
Auto, Dealers & Gas - 1.67% of total investments
1,810		Magnolia Oil & Gas Corp.	$35,856

Building Contractors General - 1.80% of total investments
1,410		M.D.C. Holdings, Inc.	38,662

Business Services - 9.22% of total investments
580		Insperity, Inc.	59,212
1,780	A	Cerence, Inc.	28,035
870	A	Envestnet, Inc	38,628
600		ManpowerGroup Inc.	38,814
520		Perficient, Inc.	33,810

Chemicals & Allied - 2.34% of total investments
790		Cabot Corp.	50,473

Depository Institutions - 11.92% of total investments
700		Prosperity Bancshares, Inc.	46,676
1,020	A	Texas Capital Bancshares, Inc.	60,211
1,350		United Bankshares, Inc.	48,263
1,610		United Community Banks, Inc.	53,291
1,250		Cathay General Bancorp	48,075

Electronic & Equipment - 10.02% of total investments
650		Advanced Energy Industries, Inc.	50,317
630	A	Diodes, Inc.	40,893
980	A	Mercury Systems, Inc.	39,788
2,030	A	Rambus, Inc.	51,603
340		Universal Display Corp.	33,024

Electric, Gas & Sanitary Services - 4.97% of total investments
640		IDACORP, Inc.	63,366
1,180		Avista Corp.	43,719

Engineering, Accounting, Research, Management, and Related Services - 6.44% of total investments
580	A	WNS (Holdings) Limited	47,467
3,110	A	Exelixis, Inc.	48,765
1,180		Forrester Research, Inc.	42,492

Fabricated Metal Products - 4.36% of total investments
840		BWX Technologies, Inc.	42,311
2,460	A	PGT Innovations, Inc.	51,562

Food and Kindred Products - 1.29% of total investments
1,640	A	The Hain Celestial Group, Inc.	27,683

Health Services - 7.59% of total investments
2,820	A	HealthStream, Inc.	59,953
570		U.S. Physical Therapy, Inc.	43,331
630		Addus HomeCare Corp.	60,001

Holding & Other Investments Offices- 4.56% of total investments
9,010	A	InnovAge Holding Corp.	52,979
2,540		NETSTREIT Corp.	45,237

Hotels, Rooming Houses, Camps and Other Lodging Places- 1.96% of total investments
750	A	Monarch Casino & Resort, Inc.	42,105

Industrial & Commercial Machinery & Computer Equipment - 2.39% of total investments
420		Alamo Group, Inc.	51,353

Insurance Carriers- 8.01% of total investments
850		First American Financial Corp.	39,185
1,940		James River Group Holdings, Ltd.	44,251
400		Reinsurance Group of America, Inc.	50,324
1,900	A	Frontdoor, Inc.	38,741

Measuring, Analytics & Controls Instruments - 3.89% of total investments
1,010	A	NuVasive, Inc.	44,248
262	A	ICU Medical, Inc.	39,457

Miscellaneous Manufacturing Industries - 1.81% of total investments
760		Johnson Outdoors, Inc.	38,996

Personal Services - 1.88% of total investments
3,340		Healthcare Services Group, Inc.	40,381

Real Estate - 1.98% of total investments
1,300		Marcus & Millichap, Inc.	42,614

Social Services - 2.75% of total investments
880	A	HealthEquity, Inc.	59,110

Transportation Air - 2.39% of total investments
570		Forward Air Corp.	51,448

Transportation Equipment - 1.84% of total investments
1,660		Gentex Corp.	39,575

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents
Small Cap Core Portfolio I

Schedule of Investments		(concluded)			September 30, 2022 (Unaudited)

Total United States (cost $2,546,260)					$2,046,285

TOTAL COMMON STOCKS (cost $2,659,516)					$2,152,574

		Total investments (77.42% of net assets)			$2,152,574
		Other assets less liabilities (22.58% of net assets)			627,634

		Net assets applicable to common unitholders - 100%			$2,780,208

Open Futures		Issuer	Expiration Date	Underlying Notional Amount at Value	Unrealized Depreciation
Futures Contracts
6 Equity Index Contracts		Russell 2000 Mini Index	12/21/22	$501,840	$(72,045)

	The underlying notional amount at value of open futures contracts is 18.05% of net assets applicable to common unitholders.

	A	Non-dividend producing security.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	September 30, 2022 (Unaudited)

Statement of Assets and Liabilities	(continued)

		International Portfolio I	Large Cap Core Portfolio I		Large Cap Growth Portfolio I		Large Cap Value Portfolio I

Assets:
	Investments at market value	$1,922,692	$4,251,057		$4,713,858		$4,792,620
	Cash and cash equivalents	633,006	1,314,312		1,339,229		1,442,771
	Cash restricted for futures contracts	119,374	275,061		337,174		308,246
	Interest and dividends receivable	2,160	3,518		1,138		9,183
	Receivable for investment sold	-	53,704		61,493		-
	Receivable for operating expeses reimbursed	2,028	3,144		5,517		2,145
	Prepaid and other assets	6,093	5,946		7,035		4,996

	Total assets	2,685,353	5,906,742		6,465,444		6,559,961

Liabilities:	Investment advisory fees payable	930	2,048		2,257		2,269
	Payable for investment purchased	-	-		9,373		-
	Distribution and service fees payable	581	2,002		2,082		2,075
	Due to broker	55,530	141,660		162,360		159,300
	Variation margin payable	2,250	15,000		20,680		12,780
	Professional fees	24,017	43,744		50,218		46,364
	Sub-transfer agent fees	2,516	2,556		2,657		2,423
	Reporting fees	4,841	9,581		11,243		10,170
	Directors fees	516	870		1,111		811
	Accrued expenses and other liabilities	1,673	2,281		2,670		2,302

	Total liabilities	92,854	219,742		264,651		238,494

Net Assets Applicable to Common Unitholders		$2,592,499	$5,687,000		$6,200,793		$6,321,467

Net Assets Applicable to
Common Unitholders:

	Paid-in-Capital	$3,211,791	$(1,028,753	)$	(1,613,041	)$	351,200
	Total Distributable Earnings (Accumulated Loss)	(619,292)	6,715,753		7,813,834		5,970,267

	Net assets applicable to common unitholders	$2,592,499	$5,687,000		$6,200,793		$6,321,467

	Net assets per class:
	Class A units	$2,592,499	$4,079,531		$4,722,806		$4,855,600
	Class L units	-	1,607,469		1,477,987		1,465,867

	Net assets applicable to common unitholders	$2,592,499	$5,687,000		$6,200,793		$6,321,467

	Units outstanding at end of the year:
	Class A units	348,854	143,353		161,758		228,440

	Class L units	-	54,318		54,310		71,563

	Net asset value per unit:
	Class A units	$7.43	$28.46		$29.20		$21.26

	Class L units	$-	$29.59		$27.21		$20.48

	Maximum public offering price per unit:
	Class A units (net asset value divided by 0.95)	$7.82	$29.96		$30.73		$22.37

	Investments at cost	$2,372,452	$3,542,836		$5,015,889		$3,725,105

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	September 30, 2022 (Unaudited)

Statement of Assets and Liabilities	(concluded)

		Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Assets:
	Investments at market value	$3,677,479	$2,152,574
	Cash and cash equivalents	965,956	607,507
	Cash restricted for futures contracts	248,742	151,201
	Interest and dividends receivable	2,651	1,820
	Receivable for operating expeses reimbursed	12,437	12,860
	Prepaid and other assets	4,276	3,629

	Total assets	4,911,541	2,929,591

Liabilities:	Investment advisory fees payable	1,682	979
	Payable for investment purchased	-	32,746
	Distribution and service fees payable	1,593	612
	Due to broker	122,000	68,805
	Variation margin payable	5,160	3,240
	Payable for operating expenses reimbursed	14,670	11,623
	Professional fees	33,770	22,667
	Sub-transfer agent fees	2,463	2,555
	Reporting fees	7,081	4,451
	Directors fees	531	437
	Custodian fees	153	127
	Accrued expenses and other liabilities	1,614	1,141

	Total liabilities	190,717	149,383

Net Assets Applicable to Common Unitholders		$4,720,824	$2,780,208

Net Assets Applicable to
Common Unitholders:
	Paid-in -Capital	$(1,291,297)	$(980,859)
	Total Distributable Earnings (Accumulated Loss)	6,012,121	3,761,067

	Net assets applicable to common unitholders	$4,720,824	$2,780,208

	Net assets per class:
	Class A units	$3,501,670	$2,780,208
	Class L units	1,219,154	-

	Net assets applicable to common unitholders	$4,720,824	$2,780,208

	Units outstanding at end of the year:
	Class A units	106,312	110,388

	Class L units	42,055	-

	Net asset value per unit:
	Class A units	$32.94	$25.19

	Class L units	$28.99	$-

	Maximum public offering price per unit:
	Class A units (net asset value divided by 0.95)	$34.67	$26.51

	Investments at cost	$4,151,576	$2,659,516

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	For the period from April 1, 2022 to September 30, 2022 (Unaudited)

Statement of Operations (continued)

		International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Investment income:	Interest from unaffiliated issuers	$339	$657	$743	$753
	Dividends ^	39,281	31,705	18,214	66,843

	Total income	$39,620	$32,362	$18,957	$67,596

Expenses:	Investment advisory fees	$16,536	$32,911	$36,458	$36,646
	Administration fees	2,477	4,927	5,455	5,484
	Distribution fees:
	Class L units	-	4,570	4,262	4,149
	Service fees:
	Class A units	4,069	5,875	6,887	7,037
	Class L units	-	2,285	2,131	2,074
	Sub-transfer agent fees	7,580	7,580	7,580	7,580
	Custodian fees	474	908	1,042	970
	Professional fees	10,954	18,768	21,154	19,870
	Directors fees and expenses	1,444	2,759	3,158	2,945
	Reporting fees	3,576	6,904	7,956	7,453
	Insurance expenses	2,059	3,465	4,282	3,510
	Other	798	1,255	1,645	1,778

	Total expenses	49,967	92,207	102,010	99,496
	Waived fees and reimbursed expenses	(16,702)	(21,668)	(24,651)	(21,471)

	Net expenses after waived fees and reimbursed expenses	33,265	70,539	77,359	78,025

Net Investment Income (Loss):		6,355	(38,177)	(58,402)	(10,429)

Realized Gain (Loss) &	Net realized (loss) gain on investments	(82,292)	(117,287)	106,943	59,920
Unrealized Appreciation	Net realized loss on futures contracts	(66,285)	(25,455)	(288,020)	(121,632)
(Depreciation) on Investments	Change in unrealized net appreciation (depreciation) on investments	(668,209)	(1,184,323)	(1,866,390)	(1,193,712)
and Futures Contracts:	Change in unrealized net appreciation (depreciation) on futures contracts	(95,895)	(258,105)	(143,510)	(148,245)

	Net loss on investments and futures contracts	(912,681)	(1,585,170)	(2,190,977)	(1,403,669)

	Net decrease in net assets resulting from operations applicable to common unitholders	$(906,326)	$(1,623,347)	$(2,249,379)	$(1,414,098)

^ Net of tax withholding for dividend income in the amount of $11,163; $3,490; $2,007; and $8,243 for the International Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I and Large Cap Value Portfolio I, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents	For the period from April 1, 2022 to September 30, 2022 (Unaudited)

Statement of Operations (concluded)

		Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Investment income:	Interest from unaffiliated issuers	$554	$313
	Dividends ^	22,602	14,923

	Total income	$23,156	$15,236

Expenses:	Investment advisory fees	$26,629	$16,172
	Administration fees	3,988	2,406
	Distribution fees:
	Class L units	3,374	-
	Service fees:
	Class A units	4,939	3,985
	Class L units	1,687	-
	Sub-transfer agent fees	7,580	7,580
	Custodian fees	688	445
	Professional fees	14,814	10,397
	Directors fees and expenses	2,094	1,348
	Reporting fees	5,483	3,454
	Insurance expenses	2,721	1,802
	Other	938	720

	Total expenses	74,935	48,309
	Waived fees and reimbursed expenses	(17,984)	(15,896)

	Net expenses after waived fees and reimbursed expenses	56,951	32,413

Net Investment Loss:		(33,795)	(17,177)

Realized Loss & Unrealized	Net realized loss on investments	(36,455)	(177,686)
Appreciation (Depreciation)	Net realized loss on futures contracts	(13,800)	(20,430)
on Investments and Futures	Change in unrealized net appreciation (depreciation) on investments	(547,788)	(330,406)
Contracts:	Change in unrealized net appreciation (depreciation) on futures contracts	(178,740)	(99,690)

	Net loss on investments and futures contracts	(776,783)	(628,212)

	Net decrease in net assets resulting from operations applicable to common unitholders	$(810,578)	$(645,389)

	^ Net of tax withholding for dividend income in the amount of $2,821 and $1,509 for the Mid Cap Core Portfolio and Small Cap Core Portfolio, respectively.

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	International Portfolio I

		For the period
		from April 1,	For the fiscal
		2022 to	year ended
		September 30,	March 31, 2022
		2022 (Unaudited)
Increase (Decrease) in Net Assets:

	Net investment income (loss)	$6,355	$(17,640)
	Net realized (loss) gain on investments	(82,292)	120,646
	Net realized loss on futures contracts	(66,285)	(41,225)
	Change in unrealized net appreciation (depreciation) on investments	(668,209)	(380,365)
	Change in unrealized net appreciation (depreciation) on futures contracts	(95,895)	47,810

	Net decrease in net assets resulting from operations	(906,326)	(270,774)

Dividends to Common

Unitholders From	Class A	-	-

Net Investment Income:

Units

transactions-net :	Class A	(399,102)	(401,014)

Net Assets:
	Net decrease in net assets applicable to common unitholders	(1,305,428)	(671,788)

	Balance at the beginning of the period/year	3,897,927	4,569,715

	Balance at the end of period/year	$2,592,499	$3,897,927

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Large Cap Core Portfolio I

Increase (Decrease) in Net Assets:		For the period from April 1, 2022 to September 30, 2022 (Unaudited)	For the fiscal year ended March 31, 2022

	Net investment loss	$(38,177)	$(81,578)
	Net realized (loss) gain on investments	(117,287)	777,650
	Net realized (loss) gain on futures contracts	(25,455)	96,380
	Change in unrealized net appreciation (depreciation) on investments	(1,184,323)	(87,734)
	Change in unrealized net appreciation (depreciation) on futures contracts	(258,105)	99,397

	Net (decrease) increase in net assets resulting from operations	(1,623,347)	804,115

Units	Class A	(136,297)	(342,995)
transactions-net :	Class L	-	-

		(136,297)	(342,995)

Net Assets:
	Net (decrease) increase in net assets applicable to common unitholders	(1,759,644)	461,120

	Balance at the beginning of the period/year	7,446,644	6,985,524

	Balance at the end of period/year	$5,687,000	$7,446,644

		$-

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Large Cap Growth Portfolio I

		For the period from
		April 1, 2022 to	For the fiscal year
		September 30, 2022	ended March 31,
		(Unaudited)	2022
Increase (Decrease) in Net Assets:

	Net investment loss	$(58,402)	$(141,589)
	Net realized gain on investments	106,943	2,403,838
	Net realized (loss) gain on futures contracts	(288,020)	302,972
	Change in unrealized net appreciation (depreciation) on investments	(1,866,390)	(1,794,780)
	Change in unrealized net appreciation (depreciation) on futures contracts	(143,510)	(41,838)

	Net (decrease) increase in net assets resulting from operations	(2,249,379)	728,603

Units	Class A	(117,054)	(665,190)
transactions-net :	Class L	-	-

		(117,054)	(665,190)

Net Assets:
	Net (decrease) increase in net assets applicable to common unitholders	(2,366,433)	63,413

	Balance at the beginning of the period/year	8,567,226	8,503,813

	Balance at the end of period/year	$6,200,793	$8,567,226

		$-

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Large Cap Growth Portfolio I

		For the period from
		April 1, 2022 to	For the fiscal year
		September 30, 2022	ended March 31, 2022
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment loss	$(10,429)	$(13,782)
	Net realized gain on investments	59,920	376,041
	Net realized (loss) gain on futures contracts	(121,632)	254,772
	Change in unrealized net appreciation (depreciation) on investments	(1,193,712)	353,798
	Change in unrealized net appreciation (depreciation) on futures contracts	(148,245)	(26,175)

	Net (decrease) increase in net assets resulting from operations	(1,414,098)	944,654

Dividends to Common
Unitholders From	Class A	-	(4,291)
Net Investment Income:	Class L	-	-

		-	(4,291)

Units	Class A	(247,487)	(377,524)
transactions-net :	Class L	-	-

		(247,487)	(377,524)

Net Assets:
	Net (decrease) increase in net assets applicable to common unitholders	(1,661,585)	562,839

	Balance at the beginning of the period/year	7,983,052	7,420,213

	Balance at the end of period/year	$6,321,467	$7,983,052

		$-

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Mid Cap Core Portfolio I

		For the period from
		April 1, 2022 to	For the fiscal year
		September 30, 2022	ended March 31, 2022
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment loss	$(33,795)	$(63,793)
	Net realized (loss) gain on investments	(36,455)	1,869,051
	Net realized loss on futures contracts	(13,800)	(45,740)
	Change in unrealized net appreciation (depreciation) on investments	(547,788)	(1,698,039)
	Change in unrealized net appreciation (depreciation) on futures contracts	(178,740)	87,805

	Net (decrease) increase in net assets resulting from operations	(810,578)	149,284

Units	Class A	(130,417)	(180,807)
transactions-net :	Class L	-	-

		(130,417)	(180,807)

Net Assets:
	Net decrease in net assets applicable to common unitholders	(940,995)	(31,523)

	Balance at the beginning of the period/year	5,661,819	5,693,342

	Balance at the end of period/year	$4,720,824	$5,661,819

		-

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Statement of Changes in Net Assets	Small Cap Core Portfolio I

		For the period from
		April 1, 2022 to	For the fiscal year
		September 30, 2022	ended March 31, 2022
Increase (Decrease) in Net Assets:		(Unaudited)

	Net investment loss	$(17,177)	$(37,401)
	Net realized (loss) gain on investments	(177,686)	1,150,666
	Net realized loss on futures contracts	(20,430)	(133,663)
	Change in unrealized net appreciation (depreciation) on investments	(330,406)	(1,025,720)
	Change in unrealized net appreciation (depreciation) on futures contracts	(99,690)	76,908

	Net (decrease) increase in net assets resulting from operations	(645,389)	30,790

Units	Class A	(216,964)	(427,109)
transactions-net :	Class L	-	-

		(216,964)	(427,109)

Net Assets:
	Net decrease in net assets applicable to common unitholders	(862,353)	(396,319)

	Balance at the beginning of the period/year	3,642,561	4,038,880

	Balance at the end of period/year	$2,780,208	$3,642,561

The accompanying notes are an integral part of these financial statements.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

1.	Reporting Entity and Significant Accounting Policies:

Multi-Select Securities Fund for Puerto Rico Residents (the “Fund”) is a non-diversified investment trust, organized under the laws of the Commonwealth of Puerto Rico and is registered as an investment company under the Investment Companies Act of 1940, as amended (the “1940 Act”), as of May 14, 2021. Prior to such date and since inception, the Fund was registered and operated under the Puerto Rico Investment Companies Act of 1954, as amended (the “Puerto Rico Investment Companies Act”). The Fund was incorporated on March 22, 2004 and commenced operations on June 22, 2004.

Since May 14, 2021, the Fund consists of six separately managed pools of assets (each a “Portfolio”). Each Portfolio is a management investment company registered under the 1940 Act. An investor may invest in one or more of the following Portfolios: International Portfolio I

Large Cap Core Portfolio I

Large Cap Growth Portfolio I

Large Cap Value Portfolio I

Mid Cap Core Portfolio I

Small Cap Core Portfolio I

Units in each Portfolio are offered separately. Each Portfolio’s investment objective is long-term growth of capital.

Each Portfolio is divided into a Puerto Rico Securities Portion and an Equity Portion (consisting of non-Puerto Rico equity securities). The Fund uses a variation of what has been termed a “multi manager” approach with regard to the Equity Portion of each Portfolio. The Equity Portion of each Portfolio is managed by a different portfolio manager. The Fund has established six accounts (each an “Account”) at JP Morgan. Each Portfolio has its own account and portfolio manager. UBS Asset Managers of Puerto Rico (“UBS AMPR” or the “Investment Adviser”) established the specific investment style for each account and chose the portfolio managers.

On May 24, 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act (Pub. L. No. 115-174) was signed into law and amended the 1940 Act, to repeal the exemption from its registration of investment companies created under the laws of Puerto Rico, the U.S. Virgin Islands, or any other U.S. possession under Section 6(a)(1) thereof. The repeal of the exemption took effect on May 24, 2021. Upon the Fund’s registration under the 1940 Act, it must now register its future offerings of securities under the U.S. Securities Act of 1933, as amended, absent any available exception. In connection with the process required for registration of the Fund’s securities, it was required to change its corporate name and implement certain operational changes including, without limitation, a prohibition against engaging in principal transactions with affiliates. The Fund also suspended the current offerings of its securities, pending the registration of the securities under the U.S. Securities Act of 1933, as amended, absent an exception.

The Fund is considered an investment company under the accounting principles generally accepted in the United States of America (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946, Financial Services-Investment Companies (“ASC 946”).

The following is a summary of the Fund’s significant accounting policies:

Use of Estimates in Financial Statements Preparation

The accompanying financial statements of the Fund have been prepared on the basis of GAAP. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Net Asset Value per Unit

The net asset value per unit of each Portfolio is determined by UBS Trust Company of Puerto Rico, Inc. (“UBSTC” or the “Administrator” or the “Transfer Agent”) daily after the close of trading on the New York Stock Exchange (“NYSE”), or if such day is not a business day in New York City and Puerto Rico, on the next

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

succeeding business day. The net asset value per unit is computed for each class by dividing the assets of each Portfolio less its liabilities, by the number of outstanding shares of such Portfolio.

Cash and Cash equivalents

The Fund considers highly liquid investments with original maturities at the time of purchase of three months or less to be cash equivalents.

Valuation of Investments

All securities are valued by UBSTC on the basis of valuations provided by pricing services or by dealers which were approved by the Fund’s management and the Board of Directors. Specifically, equity securities are valued based on the last quoted sales prices as of the close of trading on the valuation date. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The Investment Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Investment Adviser and approved by the Board of Directors. The policies and procedures set forth the mechanisms and processes to be employed on a daily basis related to the valuation of portfolio securities for the purpose of determining the net asset value of the Fund. The Committee reports to the Board of Directors on a regular basis. At September 30, 2022, no security’s fair value was determined by the Committee.

GAAP provides a framework for measuring fair value and expands disclosures about fair value measurements and requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized in three broad levels listed below.

●

Level 1 - Quoted prices in active markets for identical assets and liabilities at the measurement date. An active market is one in which transactions for the asset occurs with sufficient frequency and volume to provide pricing information on an ongoing basis.

●

Level 2 - Are significant inputs other than quoted prices included in Level 1 that are observable (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.), either directly or indirectly.

●

Level 3 - Significant unobservable inputs, for example, inputs derived through extrapolation that cannot be corroborated by observable market data. These are developed based on the best information available in the circumstances, which might include UBSTC’s own data. Level 3 inputs will consider the assumptions that market participants would use in pricing the asset, including assumptions about risk (e.g., credit risk, model risk, etc.).

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. Fair value is based upon quoted market prices when available.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. Therefore, the estimated fair value may materially differ from the value that could actually be realized on sale.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Equity securities and exchange traded funds: Equity securities and exchange traded funds with quoted market prices obtained from an active exchange market are classified as Level 1.

Futures contracts: Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade and are classified as Level 1.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

The following is a summary of the inputs used as of September 30, 2022 in valuing the Fund’s assets carried at fair value:

	Investments in Securities				Investments in Futures Contracts
Portfolios	Level 1	Level 2	Level 3	Sub-Total	Level 1	Total
	Common Stocks				Futures Contracts*
International Portfolio I	$1,922,692	-	-	$1,922,692	$(57,780)	$1,864,912
Large Cap Core Portfolio I	4,251,057	-	-	4,251,057	(156,660)	4,094,397
Large Cap Growth Portfolio I	4,713,858	-	-	4,713,858	(183,040)	4,530,818
Large Cap Value Portfolio I	4,792,620	-	-	4,792,620	(172,080)	4,620,540
Mid Cap Core Portfolio I	3,677,479	-	-	3,677,479	(127,160)	3,550,319
Small Cap Core Portfolio I	2,152,574	-	-	2,152,574	(72,045)	2,080,529

*

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities in variation margin receivable/payable.

There were no Level 3 securities for the period from April 1, 2022 to September 30, 2022.

There were no transfers between levels for the period from April 1, 2022 to September 30, 2022.

Cash equivalents and temporary cash investments are valued at amortized cost, which approximates market value.

Taxation

As a registered investment company under the 1940 Act, each Portfolio will not be subject to Puerto Rico income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes pursuant to section 1112.01(a)(2) of the Puerto Rico Internal Revenue Code of 2011, as amended. Accordingly, as each Portfolio intends to meet this distribution requirement, the income earned by each Portfolio is not subject to Puerto Rico income tax at the Fund level.

In addition, in the opinion of the Fund’s legal counsel, the Fund is not required to file a U.S. federal income tax return. Each Portfolio is, however, subject to a 30% U.S. federal income tax on certain types of income from sources within the United States, such as dividends and interest. However, interest that qualifies as “portfolio interest” is not subject to the 30% income tax. In addition, dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met. Such income is reflected in the Statement of Operations net of the applicable U.S. federal tax withholding. Individual unitholders may be subject to an alternate basic tax on certain fund distributions. Puerto Rico entities taxed as corporations are entitled to claim a deduction of 85% of the amount received as dividends, but no greater than 85% of the corporation’s net income. Fund unitholders are advised to consult their own tax advisers.

Distributions to Unitholders

Each Portfolio intends to distribute to its unitholders substantially all of such Portfolio’s net investment income; provided, however, that such Portfolio may elect to distribute less of its net investment income if, in the judgment of the Investment Adviser, such reduced distribution is in the best economic interests of such Portfolio’s unitholders. Such distributions, if any, shall be paid by the Fund on no less than an annual basis. Distributions on units will be reinvested automatically in full or fractional units of the same Portfolio at the net asset value per unit determined on the ex-dividend date.

Units Subscriptions and Redemptions

The Fund offers two classes of units of Common Stock: Class A units and Class L units. Units are generally sold at their Net Asset Value (“NAV”), which is determined daily after the close of trading on the NYSE (or if such day is not a business day in New York City and Puerto Rico, on the next succeeding business day). In the event that at any time there are no issued and outstanding units of a particular class of a Portfolio of the Fund, units of such class of such Portfolio will be sold at $10.00 per unit. Once any units of such class of such Portfolio are sold and the proceeds are invested by the Portfolio, and so long as any units of such class of such Portfolio are outstanding, all future sales of units of such class of such Portfolio shall be sold at NAV. Assuming that there are outstanding units of each class for each Portfolio, (i) Class A units are sold at the NAV with an initial sales charge of up to 5.00% and are only available to investors investing more than $5,000, with a

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

minimum of $500 in a given Portfolio, and are subject to a minimum balance requirement of $500 in a given Portfolio and (ii) Class L units are sold at the NAV with no initial sales charge and are only available to investors investing more than $1,000,000, with a minimum of $500 in a given Portfolio, and are subject to a minimum balance requirement of $500 in a given Portfolio. Subsequent purchases of Class A and Class L units in a given Portfolio must be made in amounts of at least $100.

Class A unitholders are subject to a redemption fee of 1.00% applicable to redemptions and exchanges made between Portfolios within 60 days of purchase based on net asset value at the time of redemption or exchange. No redemption fees were collected for the period from April 1, 2022 to September 30, 2022.

Class L unitholders will pay a redemption fee of 1.25% on redemptions made within six months of purchase, 1.00% on redemptions made after six months but within twelve months of purchase, and 0.50% on redemptions made after twelve months but within eighteen months of purchase, in each case based on the lower of the net asset value at the time of the purchase or the net asset value at the time of redemption. In the case of redemptions made as part of an exchange between Portfolios, unitholders will pay a redemption fee of 1.00% on exchanges made within 60 days of purchase based on net asset value at the time of redemption. The redemption fees collected are for the benefit of the respective Portfolio. No redemption fees were collected for the period from April 1, 2022 to September 30, 2022.

Futures Contracts

Futures contracts provide for the future exchange of a specified security at a specified future time and at a specified price. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes an unrealized gain or loss which includes the daily variation margin until the contract is closed out, at which time the Fund realizes a gain or loss. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange. While the Fund plans to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time.

Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit on several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

The Portfolios enter into stock index futures contracts that are traded on public exchanges. By investing in futures contracts, the Investment Adviser attempts to achieve a risk and return profile for the Portfolios that approximates the result that might be achieved by investing the assets of the Puerto Rico Securities Portion in the securities comprising the stock index used as a benchmark for the relevant investment strategy and investing the assets of the Equity Portion in the assets selected by the Portfolio Manager or the Investment Adviser, as the case may be.

Other

Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Realized gains

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

and losses on investment transactions are determined on the average cost method for the futures contracts, equity securities and exchange traded funds. Interest income is accrued on a daily basis, except when collection is not expected. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Dividends received from entities outside Puerto Rico are presented net of any applicable withholding taxes.

Income and expenses of each Portfolio, other than class-specific expenses, and realized and unrealized gains and losses on investments, are allocated daily to each class of units based upon the net asset value of outstanding units of each class at the beginning of the day. Fund expenses are allocated between each Portfolio based upon the total assets of each Portfolio.

2.	Investment Advisory, Administrative, Custodian, Distribution, Unit Holder Servicing, Transfer Agency Agreements, and Other Transactions with Affiliates

Investment Advisory Fees

The Fund has entered into an Investment Advisory Agreement with the Investment Adviser, a division of UBSTC, to provide investment advisory services to the Fund in exchange for a fee not to exceed 1.00% of each Portfolio’s average weekly net assets. UBS AMPR provides day-to-day management of the Puerto Rico Securities Portion of each Portfolio. With respect to the Equity Portion of each Portfolio, which consists entirely of non-Puerto Rico securities, the Fund has signed sub-advisory agreements.

The Portfolio Managers for the Equity Portion of each Portfolio are the following:

Portfolios	Portfolio Manager
International Portfolio I	Cambiar Investors, LLC
Large Cap Core Portfolio I	Atalanta Sosnoff Capital, LLC
Large Cap Growth Portfolio I	Winslow Capital
Large Cap Value Portfolio I	The London Company
Mid Cap Core Portfolio I	The London Company
Small Cap Core Portfolio I	Cambiar Investors, LLC

These portfolio managers are responsible for the day-to-day investment management of the Equity Portion of each Portfolio. From the total advisory fee, the Investment Adviser pays the portfolio managers a fee in accordance with the terms of the sub-advisory agreements.

For the period from April 1, 2022 to September 30, 2022, gross, waived and net investment advisory fees, calculated as a percentage of average weekly net assets, are indicated below:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Annual Gross Fees	$16,536	$32,911	$36,458	$36,646
Fees waived by Investment Adviser	(9,922)	(19,747)	(21,875)	(21,988)

Net fees	$6,614	$13,164	$14,583	$14,658

Effective annual rate	0.20%	0.20%	0.20%	0.20%

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Annual Gross Fees	$26,629	$16,172
Fees waived by Investment Adviser	(15,977)	(9,703)

Net fees	$10,652	$6,469

Effective annual rate	0.20%	0.20%

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

Administration Fees

UBSTC also provides administrative, custody and transfer agency services (collectively “Administration Fees”) pursuant to Administration, Custodian and Transfer Agency, Registrar, and Shareholder Servicing Agreements. The Transfer Agent has engaged Bank of New York Mellon Investment Servicing to act as recordkeeping and shareholder servicing agent for the Fund. The compensation paid by the Fund to the Transfer Agent under the Transfer Agent Agreement is equal to the compensation that the Transfer Agent is required to pay to Bank of New York Mellon Investment Servicing, from time to time, for services to the Fund. UBSTC provides facilities and personnel to the Fund for the performance of Administrator duties. The administration fees will not exceed 0.15% of the Portfolio’s average weekly net assets. For the period from April 1, 2022 to September 30, 2022, gross, waived, and net administration fees, calculated as a percentage of average weekly net assets, are indicated below:

	International Portfolio I	Large Cap Core Portfolio I	Large Cap Growth Portfolio I	Large Cap Value Portfolio I

Annual Gross Fees	$2,477	$4,927	$5,455	$5,484
Fees waived by Administrator	(2,477)	(4,927)	(5,455)	(5,484)

Net fees	$-	$-	$-	$-

Effective annual rate	0.00%	0.00%	0.00%	0.00%

	Mid Cap Core Portfolio I	Small Cap Core Portfolio I

Annual Gross Fees	$3,988	$2,406
Fees waived by Administrator	(3,988)	(2,406)

Net fees	$-	$-

Effective annual rate	0.00%	0.00%

Expense Limitation and Reimbursement Agreement

UBSTC and the Fund have entered into an agreement whereby UBSTC will pay certain of the Fund’s unitholder services, custodian and transfer agency fees, legal, regulatory and accounting fees, printing costs and registration fees (“Other Expenses”), subject to future reimbursement by the Fund, in order to ensure that Total Annual Portfolio Operating Expenses do not exceed the rates set forth in the Agreement. The expense ratios for each class of unit, as stated in the Agreement, are 1.75%, and 2.15% of the daily gross assets for Class A units, and Class L units, respectively, for all Portfolios. The Fund will reimburse UBSTC for Other Expenses paid by UBSTC when Total Annual Operating Expenses fall below the expense limitation; provided that such reimbursement is made within three years after UBSTC paid the expense. The excess expenses potentially reimbursable by UBSTC at September 30, 2022 are approximately $127,000 and are distributed as reflected in the table that follows. The Expense Limitation and Reimbursement Agreement is effective through January 31, 2023 and may be renewed for successive one year periods.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

International Portfolio I	03/31/23	03/31/24	03/31/25	Large Cap Core Portfolio I	03/31/23	03/31/24	03/31/25
Class A units	$-	$-	$16,632	Class A units	$-	$-	$15,924
Class L units	-	-	-	Class L units	-	2,808	7,325

Total	$-	$-	$16,632		$-	$2,808	$23,249

Large Cap Growth Portfolio I	03/31/23	03/31/24	03/31/25	Large Cap Value Portfolio I	03/31/23	03/31/24	03/31/25
Class A units	$-	$-	$17,758	Class A units	$-	$-	$14,903
Class L units	-	1,963	7,043	Class L units	-	1,757	5,751

Total	$-	$1,963	$24,801		$-	$1,757	$20,654

Mid Cap Core Portfolio I	03/31/23	03/31/24	03/31/25	Small Cap Core Portfolio I	03/31/23	03/31/24	03/31/25
Class A units	$-	$-	$12,173	Class A units	$-	$-	$16,657
Class L units	-	136	6,116	Class L units	-	-	-

Total	$-	$136	$18,289		$-	$-	$16,657

The net effect of the Expense Limitation and Reimbursement Agreement was to decrease the operating expenses of the Fund and increase the net investment income for the period from April 1, 2022 to September 30, 2022.

Distribution and/or Service (12b – 1) Fees

UBS Financial Services Inc. (“UBSFSI”) serves as distributor (“Distributor”) of the units of common stock of the Fund. Pursuant to a Distribution Plan, the Fund makes payments to the Distributor for the distribution of the Fund’s Class L units. The distribution fee will not exceed 0.50% of average weekly net assets attributable to Class L units.

Pursuant to a Unitholder Servicing Plan, the Fund makes payments to the Distributor to compensate the Distributor and selected dealers for account maintenance and other unitholder services. The service fee will not exceed 0.25% for Class A units and Class L units of each Portfolio’s average weekly net assets.

Other Transactions

Certain Fund officers and directors are also officers and directors of UBSTC. The six (6) independent directors of the Fund’s Board of Directors are paid based upon an agreed fee of $1,000 per quarterly Board meeting, plus expenses, and $500 per quarterly Audit Committee meeting, plus expenses. For the period from April 1, 2022 to September 30, 2022, the independent directors of the Fund were paid an aggregate compensation and expenses of $13,748. The directors fee payable amounted to $4,276 as of September 30, 2022.

During the period from April 1, 2022 to September 30, 2022, all purchases and sales of equity securities were investments of unaffiliated parties.

3. Unit Transactions

Unit transactions for the period from April 1, 2022 to September 30, 2022 and for the fiscal year ended March 31, 2022 were as follows:

International Portfolio I:
	For the period from April 1, 2022 to
	September 30, 2022		For the fiscal year ended March 31, 2022
	Units	Amount	Units	Amount
Class A:
Units Sold	-	$-	1,847	$20,174
Units Redeemed	(47,295)	(399,102)	(39,608)	(421,188)
Net decrease from capital share transactions	(47,295)	$(399,102)	(37,761)	$(401,014)

Large Cap Core Portfolio I:
	For the period from April 1, 2022 to
	September 30, 2022		For the fiscal year ended March 31, 2022
	Units	Amount	Units	Amount
Class A:
Units Sold	-	$-	1,044	$35,746
Units Redeemed	(4,387)	(136,297)	(10,261)	(378,741)
Net decrease from capital share transactions	(4,387)	$(136,297)	(9,217)	$(342,995)

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

Large Cap Growth Portfolio I:
	For the period from April 1, 2022 to
	September 30, 2022		For the fiscal year ended March 31, 2022
	Units	Amount	Units	Amount
Class A:
Units Sold	-	$ -	1,044	$ 39,821
Units Redeemed	(3,663)	(117,054)	(16,907)	(705,011)
Net decrease from capital share transactions	(3,663)	$ (117,054)	(15,863)	$ (665,190)

Large Cap Value Portfolio I:
	For the period from April 1, 2022 to
	September 30, 2022		For the fiscal year ended March 31, 2022
	Units	Amount	Units	Amount
Class A:
Units Sold	-	$ -	3,048	$ 73,123
Units Redeemed	(10,791)	(247,487)	(18,240)	(453,738)
Units Reinvested	-	-	129	3,091
Net decrease from capital share transactions	(10,791)	$ (247,487)	(15,063)	$ (377,524)

Mid Cap Core Portfolio I:
	For the period from April 1, 2022 to
	September 30, 2022		For the fiscal year ended March 31, 2022
	Units	Amount	Units	Amount
Class A:
Units Sold	-	$ -	1,830	$ 72,083
Units Redeemed	(3,728)	(130,417)	(6,361)	(252,890)
Net decrease from capital share transactions	(3,728)	$ (130,417)	(4,531)	$ (180,807)

Small Cap Core Portfolio I:
	For the period from April 1, 2022 to
	September 30, 2022		For the fiscal year ended March 31, 2022
	Units	Amount	Units	Amount
Class A:
Units Sold	-	$ -	2,333	$ 73,730
Units Redeemed	(7,912)	(216,964)	(15,889)	(500,839)
Net decrease from capital share transactions	(7,912)	$ (216,964)	(13,556)	$ (427,109)

Since April 2016, there are no Class L units outstanding for the International Portfolio I. However, Class L units are presently offered for purchase at a par value of $10.00 per unit.

Since December 2018, there are no Class L units outstanding for the Small Cap Core Portfolio. However, Class L units are presently offered for purchase at a par value of $10.00 per unit.

4. Securities Transactions

The cost of securities purchased and proceeds from sales of portfolio securities for the period from April 1, 2022 to September 30, 2022 were as follows:

Portfolios	Purchases	Sales

International Portfolio I	$473,129	$794,401
Large Cap Core Portfolio I	1,754,923	1,677,048
Large Cap Growth Portfolio I	1,626,815	1,761,804
Large Cap Value Portfolio I	-	221,296
Mid Cap Core Portfolio I	369,796	288,824
Small Cap Core Portfolio I	675,392	768,078

5. Futures Contracts

The Fund engaged in the following transactions as of September 30, 2022 related to futures contracts:

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

International Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liability
Balance at March 31, 2022	7	$712,845	$38,115	$-	$12,880
Purchases	13	1,202,765
Sales	(14)	(1,359,680)

Balance at end of the period*	6	$555,930	$(57,780)	$-	$2,250
* At September 30, 2022 the Portfolio had 6 Equity Index E-Mini MSCI EAFE futures contracts that expire on December 21, 2022.

Large Cap Core Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at March 31, 2022	6	$1,257,780	$101,445	$-	$20,850
Purchases	12	2,365,035
Sales	(12)	(2,383,830)

Balance at end of the period*	6	$1,238,985	$(156,660)	$-	$15,000
* At September 30, 2022 the Portfolio had 6 Equity Index E-Mini S&P 500 futures contracts that expire on December 23, 2022.

Large Cap Growth Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at March 31, 2022	13	$1,855,045	$(39,530)	$-	$202,590
Purchases	23	2,645,540
Sales	(25)	(3,147,970)

Balance at end of the period*	11	$1,352,615	$(183,040)	$-	$20,680
* At September 30, 2022, the Portfolio had 11 Equity Index Russell 1000 Mini futures contracts that expire on December 23,2022.

Large Cap Value Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Gain (Loss)	Variation Margin
				Asset	Liability
Balance at March 31, 2022	19	$1,573,570	$(23,835)	$-	$166,513
Purchases	37	2,743,978
Sales	(38)	(2,936,228)

Balance at end of the period*	18	$1,381,320	$(172,080)	$-	$12,780
* At September 30, 2022, the Portfolio had 18 Equity Index Russell 1000 Mini futures contracts that expire on December 23, 2022.

Mid Cap Core Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liability
Balance at March 31, 2022	4	$1,024,100	$51,580	$-	$16,520
Purchases	8	1,928,860
Sales	(8)	(1,940,360)

Balance at end of the period*	4	$1,012,600	$(127,160)	$-	$5,160
* At September 30, 2022 the Portfolio had 4 Equity Index E-Mini S&P Midcap 400 futures contracts that expire on December 21, 2022.

Small Cap Core Portfolio I	No. of Contracts	Notional Amount at Cost	Net Unrealized Loss	Variation Margin
				Asset	Liability
Balance at March 31, 2022	6	$592,275	$27,645	$-	$7,080
Purchases	12	1,088,610
Sales	(12)	(1,107,000)

Balance at end of the period*	6	$573,885	$(72,045)	$-	$3,240
* At September 30, 2022 the Portfolio had 6 Equity Index Russell 2000 Mini futures contracts that expire on December 21, 2022.

The following table represents the average underlying notional amount of futures contracts during the period:

Portfolio	Average Notional Amount
International Portfolio I	$333,278
Large Cap Core Portfolio I	608,706
Large Cap Growth Portfolio I	740,436
Large Cap Value Portfolio I	1,135,312
Mid Cap Core Portfolio I	490,975
Small Cap Core Portfolio I	277,834

The futures contracts for each Portfolio are managed by UBS AMPR. These futures contracts are equity contracts. The following tables present the effect of futures contracts on the Statement of Operations for the period from April 1, 2022 to September 30, 2022 by underlying risk exposure:

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

Amount of net realized gain (loss) and unrealized net appreciation (depreciation) on futures contracts recognized in income:

Portfolio	Risk Exposure	Derivative Contract	Net Realized Gain (Loss)	Change in Unrealized Net Appreciation (Depreciation)
International Portfolio I	Equity Index	Futures contract	$(66,285)	$(95,895)
Large Cap Core Portfolio I	Equity Index	Futures contract	(25,455)	(258,105)
Large Cap Growth Portfolio I	Equity Index	Futures contract	(288,020)	(143,510)
Large Cap Value Portfolio I	Equity Index	Futures contract	(121,632)	(148,245)
Mid Cap Core Portfolio I	Equity Index	Futures contract	(13,800)	(178,740)
Small Cap Core Portfolio I	Equity Index	Futures contract	(20,430)	(99,690)

The following table presents the amount of cash pledged as collateral for futures contracts on the Statement of Assets and Liabilities as of September 30, 2022:

Portfolio	Cash Restricted for Future Contracts
International Portfolio I	$119,374
Large Cap Core Portfolio I	275,061
Large Cap Growth Portfolio I	337,174
Large Cap Value Portfolio I	308,246
Mid Cap Core Portfolio I	248,742
Small Cap Core Portfolio I	151,201

6. Concentration of Risk

Concentration of risk that arises from financial instruments exists for groups of investments or counterparties when they have similar economic characteristics that would cause their ability to meet contractual obligations to be similarly affected by changes in economic or other conditions.

The major concentration of risk arises from the Fund’s investment securities in relation to the location of issuers or the industries they are engaged in. The concentration by location of issuers and by industries is shown in the Schedule of Investments. At September 30, 2022, the Fund had investments in Puerto Rico, consisting of a Time Deposit Open Account with Citibank Puerto Rico with an aggregate market value as follows:

Portfolios	Puerto Rico Investments	% of Net Assets

International Portfolio I	$533,969	20.60%
Large Cap Core Portfolio I	1,127,067	19.82%
Large Cap Growth Portfolio I	1,307,442	21.09%
Large Cap Value Portfolio I	1,281,446	20.27%
Mid Cap Core Portfolio I	939,462	19.90%
Small Cap Core Portfolio I	543,229	19.54%

These deposits were issued by entities located in the Commonwealth of Puerto Rico and are not guaranteed by the U.S. Government or any of its subdivisions. However, they are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000.

Each Portfolio intends to invest at least 20% of its total assets in equity or taxable fixed-income securities, including cash equivalents, issued by Puerto Rico entities (the “Puerto Rico Securities Portion”), and such investments will normally consist of cash equivalents. Therefore, the Fund is more susceptible to factors affecting issuers of Puerto Rico securities than an investment company that is not concentrated in Puerto Rico securities to such degree. However, if any Portfolio is unable to procure sufficient taxable securities issued by Puerto Rico issuers which meet the Portfolio’s investment criteria, in the opinion of the Investment Adviser, the Portfolio may acquire taxable securities of non-Puerto Rico (i.e., the 50 States comprising the United States) issuers which satisfy the Portfolio’s investment criteria, provided this does not result in a change to the tax

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

considerations to Portfolio unitholders.

Common stocks and other similar equity securities generally are the riskiest investments in a company and they fluctuate in value more than bonds. A Portfolio could lose all of its investment in a company’s stock.

Certain entities or individuals currently own (beneficially or of record) or control 5% or more of the units of the International Portfolio I, Large Cap Core Portfolio I, Large Cap Growth Portfolio I, Large Cap Value Portfolio I, Mid Cap Core Portfolio I, and Small Cap Core Portfolio I. Redemptions by these entities or individuals of their holdings in one or more of these Portfolios may impact such Portfolio’s liquidity and NAV. These redemptions may also force such Portfolio to sell securities.

7. Investment and Other Requirements and Limitations

The Fund is subject to certain requirements and limitations related to investments. Some of these requirements and limitations are imposed by statute or by regulation while others are imposed by procedures established by the Board of Directors. The most significant requirements and limitations are discussed below.

Each Portfolio intends to invest up to 80% of its total assets in common stocks and other equity securities of U.S. or foreign companies and intends to invest at least 20% of its total assets in equity or taxable fixed-income securities issued by Puerto Rico entities. The Fund’s Investment Adviser will manage the Puerto Rico Securities Portion of each Portfolio directly.

Securities held in each Portfolio may be issued by Puerto Rico or U.S. issuers; generally the Portfolios invest primarily in securities of U.S. issuers, with the exception of the International portfolio, which primarily invests in sponsored or unsponsored American Depositary Receipts representing interests in securities of foreign issuers and foreign stocks.

Each Portfolio may make certain short-term high quality investments of up to 100% of its assets for temporary or defensive purposes, subject to certain conditions. Temporary investments of each Portfolio will be invested in money market funds or other temporary investments and may lend its securities to qualified buyers. Each Portfolio also may invest in repurchase agreements, derivative instruments, and when issued and delayed delivery securities with respect to its Puerto Rico Securities Portion. In addition, the Fund, on behalf of a Portfolio, may borrow money in an amount up to 5% of such Portfolio’s total assets for temporary purposes and to meet redemptions.

8. Components of Distributable Earnings (Accumulated Losses)

The amount of net unrealized appreciation/(depreciation) and the cost of investment securities was as follows:

	International	Large Cap	Large Cap	Large Cap
	Portfolio I	Core Portfolio I	Growth Portfolio I	Value Portfolio I
Cost of Investments	$2,372,452	$3,542,836	$5,015,889	$3,725,105
Gross appreciation	$77,229	$1,001,586	$432,222	$1,331,772
Gross depreciation	(526,989)	(293,365)	(734,253)	(264,256)
Net appreciation (depreciation)	(449,760)	708,221	(302,031)	1,067,516

	Mid Cap	Small Cap Core
	Core Portfolio I	Portfolio I
Cost of Investments	$4,151,576	$2,659,516
Gross appreciation	$185,502	$65,475
Gross depreciation	(659,599)	(572,417)
Net appreciation (depreciation)	(474,097)	(506,942)

The Fund’s policy, as stated in the Prospectus, is to distribute substantially all net investment income. In order to maintain a stable level of dividends, however, the Fund may at times pay more or less the net investment income earned in a particular year.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

The undistributed net investment income (loss) and components of total distributable (accumulated losses) at September 30, 2022 were as follows:

	International	Large Cap	Large Cap	Large Cap
	Portfolio I	Core Portfolio I	Growth Portfolio I	Value Portfolio I
Undistributed net investment income (loss) at the end of the period	$42,504	$(615,183)	$(1,259,204)	$(96,571)
Accumulated net realized (loss) gain from investment and futures	(154,256)	6,779,375	9,558,109	5,171,402
Unrealized net appreciation (depreciation) from investment and futures	(507,540)	551,561	(485,071)	895,436
Total Distributable Earnings (Acummulated Loss)	$(619,292)	$6,715,753	$7,813,834	$5,970,267

	Mid Cap	Small Cap Core
	Core Portfolio I	Portfolio I
Undistributed net investment loss at the end of the period	$(700,158)	$(523,254)
Accumulated net realized gain from investment and futures	7,313,536	4,863,308
Unrealized net appreciation (depreciation) from investment and futures	(601,257)	(578,987)
Total Distributable Earnings (Acummulated Loss)	$6,012,121	$3,761,067

9. Risks and Uncertainties

The Fund and its Portfolios are exposed to various types of risks, such as portfolio manager oversight, conflict of interest, equity, geographic concentration, industry concentration, futures, fixed income securities, non-diversification, fund of funds and bankruptcy risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the offering documentation for the securities issued by the Fund.

Investment and Market Risk.   The Portfolio’s investments may be adversely affected by the performance of U.S. and Puerto Rico investment securities markets, which, in turn, may be influenced by a number of factors, including (i) the level of interest rates, (ii) the rate of inflation, (iii) political decisions, (iv) fiscal policy, and (v) current events in general.

In addition, turbulence in financial markets and reduced liquidity in equity and/or fixed-income markets may negatively affect the Portfolio. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide. Recent examples include pandemic risks related to the novel coronavirus (“COVID-19”) and the aggressive measures taken worldwide in response by (i) governments, including closing borders, restricting travel and imposing prolonged quarantines of, or similar restrictions on, large populations, and (ii) businesses, including forced or voluntary closures, changes to operations and reductions of staff. The effects of COVID-19 have contributed to increased volatility in global financial markets and may affect certain countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Portfolio. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. To the extent the Portfolio is overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors.

Portfolio Risk.   There is no assurance that the investment approaches used by the Investment Adviser or the Equity Portion Portfolio Manager selected by the Investment Adviser will be successful, and certain Portfolios may be more or less successful than others. The overall success of an investment in the Fund also may depend on the investors ability to choose successfully from among the Portfolios.

Conflicts of Interest Risk.   The Investment Adviser (and its affiliates) may have interests that compete with those of the Fund and the Portfolio, for example, because they may engage in transactions directly with the Fund, subject to applicable law. Those entities and the Equity Portion Portfolio Manager also may have interests in, or business relationships with, a company in which the Portfolio invests and those interests may conflict with those of the Portfolio.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

Equity Risk. Common stocks and other similar equity securities generally are the riskiest investment in a company and they fluctuate in value more than bonds. The Portfolio could lose all of its investment in a company’s stock.

Puerto Rico Concentration Risk. Under normal conditions, the Portfolio will invest the Puerto Rico Securities Portion in cash equivalents. However, to the extent the Portfolio invests in other Puerto Rico securities, it will be more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than funds that invest to a lesser degree in Puerto Rico issuers. There presently are a limited number of participants in the market for certain securities of Puerto Rico issuers. As a result, changes in the market value of a single investment in the Puerto Rico Securities Portion of the Portfolio could cause significant fluctuations in the Portfolio’s net asset value price. In addition, the investments in the Puerto Rico Securities Portion had previously been concentrated in the stocks of Puerto Rico financial services companies. Because market risk may affect a single issuer, industry (such as Puerto Rico financial services companies), or sector of the economy, the Portfolio may experience greater price volatility than if it held more diversified investments.

In addition, certain Puerto Rico Securities may have periods of illiquidity. These factors may affect the Portfolio’s ability to acquire or dispose of such securities, as well as the price paid or received upon such acquisition or disposition. In addition, investment by the Portfolio in such securities is subject to their availability in the open market.

Futures. The Portfolio may invest a portion of its Equity Portion in futures contracts in the relevant stock index for the Portfolio. There are several risks accompanying the utilization of futures contracts. First, positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Portfolio plans to utilize futures contracts only if an active market for such contracts exists, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because, by definition, futures contracts look to projected price levels in the future and not to current levels or valuation, market circumstances may result in there being a discrepancy between the price of the future and the movement in the underlying instrument or index. The absence of a perfect price correlation between the futures contract and its underlying instrument or index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

Derivatives Risk. The Portfolio may use financial instruments referred to as derivatives with respect to its Puerto Rico Securities Portion, which derive their value from another security, a commodity (such as gold or oil) or an index (a measure of value or rates). The Portfolio’s investments in derivatives may fall more rapidly than other investments. Derivatives, because of their increased volatility and potential leveraging effect, may adversely affect the Portfolio. For example, investments in derivatives linked to an equities or commodities index may subject the Portfolio to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. If the Portfolio invests in derivative instruments, it could lose more than the principal amount invested. For example, investments in futures involve the risk of imperfect correlation between movements in the price of such futures and movements in the price of the underlying securities or interest rates.

Under Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value at-risk. To ensure compliance with this Rule, the Fund have adopted policies and procedures as a limited derivatives user. This Fund limits its derivative exposure to 10% of its net assets, therefore, will not be required to adopt a full derivative risk management program and would not be subject to the Rule 18f-4’s board oversight and reporting requirements. The Fund still must adopt policies and procedures reasonably designed to manage the Fund’s level of derivatives risk. Also, the Fund should be required to manage its derivatives risk, including, but not limited to, leverage risk, market risk liquidity risk, counterparty risk, operational risk, legal risk, and any risks that the Adviser deems material. Such risk management includes daily monitoring of the Fund’s derivatives exposure.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

Industry Concentration Risk. Certain Portfolios may concentrate their investments in a given industry or business segment. Such concentration may increase a Portfolio’s costs or fluctuations in the value of its investment portfolio.

Credit and Interest Rate Risks. The Portfolio is authorized with respect to its Puerto Rico Securities Portion to invest in bonds and other income-producing securities, such as preferred stock. These securities are subject to credit risk and interest rate risk.

Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond’s value may decline if the market anticipates that the issuer has become less able, or less willing, to make payments on time. Even high-quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. The Portfolio may invest in preferred stock and subordinated debt of Puerto Rico issuers that may be unrated or rated below investment grade, provided that either (i) the issuer of such preferred stock or subordinated debt has senior unsecured debt rated investment grade by a nationally recognized statistical rating organization or (ii) if such issuer does not have senior unsecured debt rated investment grade, the Fund’s Investment Adviser determines that such issuer’s senior unsecured debt is of comparable credit quality. The Portfolio also may invest in other debt securities rated below investment grade, or that the Fund’s Investment Adviser determines to be below investment grade quality, provided that the amount invested in such debt securities may not exceed 5% of the Puerto Rico Securities Portion of the Portfolio’s total assets.

The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise and that the value of the Portfolio’s investments in bonds will fall as a result.

Non-Diversification Risk. Certain Portfolios may be non-diversified. Non-diversification risk is the risk that large positions in a small number of issuers may cause greater fluctuations in a Portfolio’s net asset value as a result of changes in the market’s assessment of the financial condition of those issuers.

Illiquid Securities Risk. The Portfolio may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Portfolio reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. There presently are a limited number of participants in the market for certain Puerto Rico securities or other securities or assets that the Portfolio may own. That and other factors may cause certain securities to have periods of illiquidity. Illiquid securities include, among other things, securities subject to legal or contractual restrictions on resale that hinder the marketability of the securities. It is presently anticipated that illiquid investments may be made with respect to the Puerto Rico Securities Portion of the Portfolio.

Segregation of Portfolios. The Fund intends to segregate the assets of each Portfolio so that an investor has the exclusive right to the assets, income, and profits from the Portfolio(s) in which it invests, and only bear the expenses, deductions and costs properly attributable or allocated to those Portfolio(s).

The Fund also intends that creditors of any Portfolio only will have recourse to the assets in that Portfolio. There can be no assurance, however, that efforts to effect this segregation of assets and liabilities will be successful, nor that a court, in the event of the Fund’s or a Portfolio’s bankruptcy, would regard the Portfolios as separate entities for purposes of determining the bankruptcy estate.

Equity Portion Portfolio Manager Oversight Risks. Because the Equity Portion Portfolio Manager, or other sub-adviser engaged directly by the Investment Adviser, makes trading decisions on behalf of the Portfolio independently, the Investment Adviser may not always have access to information concerning the securities positions of the Portfolio at a given point in time. Delays in receipt of such information may hinder the Investment Adviser’s oversight of the Equity Portion Portfolio Manager and/or sub-advisers.

Mid Cap Company Risk. The Portfolio may invest to a significant degree in common stocks of mid cap companies. These companies present greater risks because they generally are more vulnerable to adverse business or economic developments and they may have more limited resources.

Multi-Select Securities Fund for Puerto Rico Residents

Notes to Financial Statements

For the period from April 1, 2022 to September 30, 2022 (Unaudited)

Russia-Ukraine Conflict Risk. The Russian Federation invaded Ukraine on February 24, 2022. Geopolitical tensions have risen significantly in response and the United States, the United Kingdom, European Union member states, and other countries have imposed economic sanctions on the Russian Federation, parts of Ukraine, as well as various designated parties. As further military conflicts and economic sanctions continue to evolve, it has become increasingly difficult to predict the impact of these events or how long they will last. Depending on direction and timing, the Russian Federation-Ukraine conflict may significantly exacerbate the normal risks associated with the Fund and its Portfolios, and result in adverse changes to, among other things: (i) general economic and market conditions; (ii) shipping and transportation costs and supply chain constraints; (iii) interest rates, currency exchange rates, and expenses associated with currency management transactions; (iv) demand for investments; (v) available credit in certain markets; (vi) import and export activity from certain markets; and (vii) laws, regulations, treaties, pacts, accords, and governmental policies. Economic and military sanctions related to the Russian Federation-Ukraine conflict, or other conflicts, have the potential to gravely impact markets, global supply and demand, import/export policies, and the availability of labor in certain markets. There is no guarantee that such sanctions and economic actions will abate or that more restrictive measures will not be put in place in the near term. Moreover, it is expected that the Russian Federation-Ukraine military conflict could spark further sanctions and/or military conflicts which will impact other regions. The foregoing could seriously impact the Fund’s operations, its ability to realize its investment objectives in a timely manner, and the performance of the Portfolios.

10. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not had prior claims or losses for indemnifications and expects the risk of loss to be remote.

11. Subsequent Events

Events and transactions from October 1, 2022 through November 29, 2022 (the date the semi-annuals were available to be distributed) have been evaluated by management for subsequent events. Management has determined that there were no material events that would require adjustment to or additional disclosure in the Fund’s financial statements through this date.

OTHER INFORMATION (Unaudited)

Disclosure of Fund Expenses

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for fund management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a mutual fund’s gross income, directly reduce the investment return of a mutual fund. A mutual fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the one half year period shown and held for the entire period (April 1, 2022 to September 30, 2022).

The table below illustrates your Fund’s costs in two ways.

●

Actual fund return. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the year. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period.”

●

Hypothetical 5% return. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the year, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Funds’ actual return — the account values shown do not apply to your specific investment.

INTERNATIONAL PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$755	1.03%	$4.53
Hypothetical 5% Return	1,000	1,020	1.03%	$5.16

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$781	1.02%	$4.55
Hypothetical 5% Return	1,000	1,020	1.02%	$5.11

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

1

LARGE CAP CORE PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$779	1.28%	$5.71
Hypothetical 5% Return	1,000	1,019	1.28%	$6.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP GROWTH PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$737	1.03%	$4.48
Hypothetical 5% Return	1,000	1,020	1.03%	$5.16

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP GROWTH PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$735	1.28%	$5.57
Hypothetical 5% Return	1,000	1,019	1.28%	$6.41

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP VALUE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$821	1.05%	$4.79
Hypothetical 5% Return	1,000	1,020	1.05%	$5.26

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

LARGE CAP VALUE PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$819	1.25%	$5.70
Hypothetical 5% Return	1,000	1,019	1.25%	$6.26

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

MID CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$856	1.02%	$4.75
Hypothetical 5% Return	1,000	1,020	1.02%	$5.11

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

MID CAP CORE PORTFOLIO I - CLASS L	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$854	1.27%	$5.90
Hypothetical 5% Return	1,000	1,019	1.27%	$6.36

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

SMALL CAP CORE PORTFOLIO I - CLASS A	Beginning Account Value 4/1/2021	Ending Account Value 9/30/2022	Expense Ratio Six Month	Expenses Paid During the Period*
Actual Fund Return	$1,000	$818	1.03%	$4.69
Hypothetical 5% Return	1,000	1,020	1.03%	$5.16

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2

Statement Regarding Availability of Quarterly Portfolio Schedule

Until the registration under the Securities Act of 1933 becomes effective, the Fund is not required to submit Form NPORT. After registration becomes effective, the Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The quarterly schedule of portfolio holdings will be made available upon request by calling 787-250-3600.

3

Statement Regarding Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

4

Statement Regarding Availability of Proxy Voting Record

Information regarding how the investment adviser voted proxies relating to portfolio securities during the most recent 6-month period ended June 30 is available upon request by calling 787-250-3600 and on the website of the Securities and Exchange Commission at http://www.sec.gov.

5

Statement Regarding Basis for Approval of Investment Advisory Contract

The Board of Directors (the “Board”) of the Fund met on May 9, 2022 (the “Meeting”) to consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and UBS Asset Managers of Puerto Rico, the Fund’s investment adviser (“UBS AMPR” or the “Adviser”). At such meeting, the Board participated in comparative performance reviews with the portfolio managers of UBSAMPR, in conjunction with other Fund service providers, and considered various investment and trading strategies used in pursuing the Fund’s investment objective. The Board also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance, and other issues with respect to the Fund and received and participated in reports and presentations provided by the Adviser with respect to such matters.

The independent members of the Board (the “Independent Directors”) were assisted throughout the contract review process by Willkie Farr & Gallagher LLP, as their independent legal counsel. The Board relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to the investment advisory was based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Director may have placed varying emphasis on particular factors in reaching conclusions with respect to the investment advisory agreement. In evaluating the investment advisory agreement, including the specific fee structures, and other terms of such agreement, the Board were informed by multiple years of analysis and discussion amongst themselves and the Adviser. The Board, including a majority of Independent Directors, concluded that the terms of the Advisory Agreement for the Fund was fair and reasonable and that the Adviser’s fees were reasonable in light of the services provided to the Fund.

Nature, Extent and Quality of Services. In evaluating the Advisory Agreement, the Board considered, in relevant part, the nature, extent and quality of the Adviser’s services to the Fund.

The Board considered the vast array of management, oversight, and administrative services the Adviser provides to manage and operate the Fund, and the increases of such services over time due to new or revised market, regulatory or other developments, such as liquidity management and cybersecurity programs, and the resources and capabilities necessary to provide these services. The Independent Directors recognized that the Adviser provides portfolio management services for the Fund. In addition to portfolio management, the Board considered the wide range of administrative or non-advisory services the Adviser provides to manage and operate the Fund (in addition to those provided by other third-parties). These services include, but are not limited to, administrative services (such as providing the employees and officers necessary for the Fund’s operations); operational expertise (such as providing portfolio accounting and addressing complex pricing issues, corporate actions, foreign registrations and foreign filings, as may be necessary); oversight of third-party service providers (such as coordinating and evaluating the services of the Fund’s custodian, transfer agent and other intermediaries); board support and administration (such as overseeing the organization of the Board and committee meetings and preparing or overseeing the timely preparation of various materials and/or presentations for such meetings); fund share transactions (monitoring daily purchases and redemptions), shareholder communications (such as overseeing the preparation of annual and semi-annual and other periodic shareholder reports); tax administration; and compliance services (such as helping to maintain and update the Fund’s compliance program and related policies and procedures as necessary or appropriate to meet new or revised regulatory requirements and reviewing such program annually; overseeing the preparation of the Fund’s registration statements and regulatory filings; overseeing the valuation of portfolio securities and daily pricing; helping to ensure the Fund complies with its portfolio limitations and restrictions; voting proxies on behalf of the Fund; monitoring the liquidity of the portfolios; providing compliance training for personnel; and evaluating the compliance programs of the Fund’s service providers). In evaluating such services, the Board considered, among

6

other things, whether the Fund has operated in accordance with its investment objective(s) and the Fund’s record of compliance with its investment restrictions and regulatory requirements.

In addition to the services provided by the Adviser, the Independent Directors also considered the risks borne by the Adviser in managing the Fund in a highly regulated industry, including various material entrepreneurial, reputational and regulatory risks. Based on their review, the Independent Directors found that, overall, the nature, extent and quality of services provided under the Advisory Agreement was satisfactory on behalf of the Fund.

Investment Performance of the Fund. In evaluating the quality of the services provided by the Adviser, the Board also received and considered the investment performance of the Fund. In this regard, the Board received and reviewed a report (the “Broadridge Report”) prepared by Broadridge which generally provided the Fund’s performance data for the one-, three-, five-, and ten-year periods ended December 31, 2021 (or for the periods available for the Fund that did not exist for part of the foregoing timeframe) on an absolute basis and as compared to the performance of unaffiliated comparable funds (a “Broadridge Peer Group”). The Board was provided with information describing the methodology Broadridge used to create the Broadridge Peer Group. The performance data prepared for the review of the Advisory Agreement supplements the performance data the Board received throughout the year as the Board regularly reviews and meets with portfolio manager(s) during the year to discuss, in relevant part, the performance of the Fund.

Fees and Expenses. As part of its review, the Board also considered, among other things, the contractual management fee rate and the net management fee rate (i.e., the management fee after taking into account expense reimbursements and/or fee waivers, if any) paid by the Fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the net total expense ratio of the Fund in relation to those of a comparable group of funds (the “Broadridge Expense Group”). The Board considered the net total expense ratio of the Fund (expressed as a percentage of average net assets) as the expense ratio is more reflective of the shareholder’s costs in investing in the Fund.

In evaluating the management fee rate, the Board considered the Adviser’s rationale for proposing the management fee rate of the Fund which included its evaluation of, among other things, the value of the potential service being provided (e.g., the expertise of the Adviser with the proposed strategy), the competitive marketplace (i.e., the uniqueness of the Fund and the fees of competitor funds) and the economics to the Adviser (e.g., the costs of operating the Fund). The Board considered, among other things, the expense limitations and/or fee waivers proposed by the Adviser to keep expenses to certain levels and reviewed the amounts the Adviser had waived or reimbursed over the last fiscal years; and the costs incurred and resources necessary in effectively managing mutual funds, particularly given the costs in attracting and maintaining quality and experienced portfolio managers and research staff. The Board further considered a Fund’s net management fee and net total expense ratio in light of its performance history.

Profitability. In conjunction with their review of fees, the Independent Directors reviewed information reflecting the Adviser’s financial condition. The Independent Directors reviewed the consolidated financial statements of the Adviser for the year ended December 31, 2021. The Independent Directors also considered the overall financial condition of the Adviser and the Adviser’s representations regarding the stability of the firm, its operating margins, and the manner in which it funds its future financial commitments, such as employee deferred compensation programs. The Independent Directors also reviewed the profitability information for the Adviser derived from its relationship with the Fund for the fiscal year ended December 31, 2021 on an actual and adjusted basis, as described below. The Independent Directors evaluated, among other things, the Adviser’s revenues,

7

expenses and net income (pre-tax and after-tax) and the net profit margins (pre-tax and after-tax). The Independent Directors also reviewed the level of profitability realized by the Adviser including and excluding distribution expenses incurred by the Adviser from its own resources.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. In evaluating the reasonableness of the investment advisory fees, the Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are appropriately shared with the Fund. In its review, the Independent Directors recognized that economies of scale are difficult to assess or quantify, particularly on a Fund-by-Fund basis, and certain expenses may not decline with a rise in assets. The Independent Directors further considered that economies of scale may be shared in various ways including breakpoints in the management fee schedule, fee waivers and/or expense limitations, pricing of Fund at scale at inception or other means.

The Board considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser’s statement that it believes that breakpoints would not be appropriate for the Fund at this time given uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund’s assets, all of which could negatively impact the profitability of the Adviser. In addition, the Adviser noted that since the Fund is a closed-end fund, and based upon the Fund’s current operating policies, the ability to raise additional assets is limited, and that the Fund’s asset level had decreased from distributions resulting from the transition to the Fund’s new investment program and from share repurchases. Considering the factors above, the Independent Directors concluded the absence of breakpoints in the management fee was acceptable and that any economies of scale that exist are adequately reflected in the Adviser’s fee structure.

Indirect Benefits. The Independent Directors received and considered information regarding indirect benefits the Adviser may receive as a result of its relationship with the Fund. The Independent Directors further considered the reputational and/or marketing benefits the Adviser may receive as a result of its association with the Fund. The Independent Directors took these indirect benefits into account when accessing the level of advisory fees paid to the Adviser and concluded that the indirect benefits received were reasonable.

8

LIQUIDITY RISK MANAGEMENT PROGRAM

The Securities and Exchange Commission (“SEC”) has adopted Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) in order to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that the Fund will be unable to meet its redemption obligations and mitigating dilution of the interests of Fund shareholders. The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interest in the Fund.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account as relevant to the Fund’s liquidity risk: 1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; and 2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid”, “Moderately Liquid”, “Less Liquid”, and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board of Directors (“BOD”) and the SEC (on a non-public basis) as required by the Program and Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and consequently the Program, also require reporting to the BOD and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on November 29, 2022, the Committee presented a report to the BOD that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from July 1, 2022, through September 30, 2022, and stated the following:

●	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
●	The Fund’s investment strategy remained appropriate for an open-end Fund;
●	The Fund was able to meet requests for redemption without significant dilution of remaining investor’s interests in the Fund;
●	The Fund did not breach the 15% limit on Illiquid Investments; and
●	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

9

INVESTMENT ADVISER

UBS Asset Managers of Puerto Rico,

a division of UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

ADMINISTRATOR, TRANSFER AGENT, AND CUSTODIAN

UBS Trust Company of Puerto Rico

250 Muñoz Rivera Avenue, 10th Floor

San Juan, Puerto Rico 00918

U.S. LEGAL COUNSEL

Sidley, Austin, Brown & Wood, LLP

787 Seventh Avenue

New York, New York 10019

PUERTO RICO LEGAL COUNSEL

DLA Piper, LLC

500 Calle de la Tanca, Ochoa Building Suite 401

San Juan, Puerto Rico 00901-1969

INDEPENDENT AUDITORS

Ernst & Young LLP

One Manhattan West,

New York, NY 10001

DIRECTORS AND OFFICERS

Carlos V. Ubiñas

Director, Chairman of the Board and President

Agustín Cabrer-Roig

Director

Carlos Nido

Director

Vicente J. León

Director

Luis M. Pellot-González

Director

Clotilde Pérez

Director

José J. Villamil

Director

José Arias

Senior Executive Vice President

Leslie Highley, Jr.

Senior Vice President

William Rivera

First Vice President and Treasurer

Javier Rodríguez

Assistant Vice President and Assistant Treasurer

Heydi Cuadrado

Assistant Vice President

Gustavo Romanach

Assistant Vice President

Liana Loyola, Esq.

Secretary

Remember that:

•	Mutual Fund’s units are not bank deposits or FDIC insured.
•	Mutual Fund’s units are not obligations of or guaranteed by UBS Financial Services Incorporated of Puerto Rico or any of its affiliates.
•	Mutual Fund’s units are subject to investment risks, including possible loss of the principal amount invested.

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Multi-Select Securities Fund For Puerto Rico Residents, Inc.

(b)      Not applicable.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)      Included as part of the report to shareholders filed under Item 1 of this Form N-CSR..

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Multi-Select Securities Fund’s (the “Fund”) Board of Trustees during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)      The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under 1940 Act) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 Act.

(b)      There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Not applicable.

(a) (2)	The certifications required by Rule 30a-2(a) under the 1940 Act is filed herewith.

(a) (3)	Not applicable.

(a)(4)	Not applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MULTI-SELECT SECURITIES FUND FOR PUERTO RICO RESIDENTS

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Carlos V. Ubiñas
Carlos V. Ubiñas
President

Date:	December 8, 2022

By:	/s/ William Rivera
William Rivera
First Vice President and Treasurer

Date:	December 8, 2022